UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Upland Software, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Upland Software, Inc.
401 Congress Avenue, Suite 1850
Austin, Texas 78701
*, 2024
Dear Stockholder:
You are cordially invited to attend our 2024 Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at 401 Congress Avenue, Suite 1850, Austin, Texas 78701 on Wednesday, *, 2024, at 11:00 a.m. Central Daylight Time.
The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission “notice and access” rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.
The Proxy Statement, the accompanying form of proxy card, the Notice of 2024 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com and may also be accessed through our website at www.uplandsoftware.com under the “SEC Filings” section of the “Investors” page. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Instructions on voting are located on the accompanying proxy card. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Casting your vote by proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.
The Board and management look forward to your participation at the Annual Meeting.

Sincerely,

Matthew H. Smith
General Counsel & Secretary

Upland Software, Inc.
401 Congress Avenue, Suite 1850
Austin, Texas 78701

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on *, 2024

To the Stockholders of Upland Software, Inc.:
The Annual Meeting of Stockholders for Upland Software, Inc. (“Upland”, “we”, “us”, “our” or the “Company”) will be held at 401 Congress Avenue, Suite 1850, Austin, Texas 78701 on Wednesday, *, 2024, at 11:00 a.m. Central Daylight Time (the “Annual Meeting”), to consider the following matters:
1.To elect two Class I directors to serve on the board of directors until our 2027 annual meeting of stockholders, or until a successor is duly elected and qualified;
2.To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To vote on a non-binding advisory basis to approve the compensation of our named executive officers;
4.To vote to authorize the adoption of the Upland Software, Inc. 2024 Omnibus Incentive Plan;
5.To vote to authorize the adoption of the 2024 Tax Benefit Preservation Plan;
6.To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
Our board of directors (the “Board”) has fixed the close of business on April 12, 2024, as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (the “Record Date”). A complete list of such stockholders will be available for examination at our offices in Austin, Texas, during normal business hours for a period of ten days prior to the Annual Meeting. This Notice of 2024 Annual Meeting of Stockholders is being distributed or made available to stockholders beginning on or about *, 2024.

By Order of the Board of Directors

John T. McDonald
Chief Executive Officer and Chair

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON *, 2024.

This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com.

ATTENDING THE ANNUAL MEETING

You do not need to attend to vote. You may vote by submitting a proxy card in advance, by telephone or through the Internet.
If you wish to attend the meeting:
•Doors open at 10:30 a.m. Central Daylight Time on Wednesday, *, 2024.
•The meeting starts at 11:00 a.m. Central Daylight Time.
•All stockholders and proxy holders must register at the reception desk and provide evidence of ownership as of the Record Date, and only such persons will be permitted to enter the room and attend the meeting.
•The meeting will follow the agenda and rules of conduct provided to all stockholders and proxy holders upon entering the meeting.
•Subject to meeting rules, only stockholders of record or their proxy holders will be allowed to address the meeting and only after having been recognized. All questions and comments must be directed to the chair of the meeting.
•The purpose and order of the meeting will be strictly observed, and the chair’s or secretary’s determinations in that regard will be final, including any postponements or adjournments of the meeting.
•Media will not be allowed to attend the meeting. The taking of photographs and the use of audio and video recording devices will not be allowed.

QUESTIONS

For Questions Regarding:	Contact:
The Annual Meeting	Upland Software, Inc. - Investor Relations (512) 960-1031
Stock ownership for registered holders	Broadridge Corporate Issuer Solutions, Inc. P.O. Box 1342 Brentwood, NY 11717 shareholder@broadridge.com (866) 321-8022 (within the U.S. and Canada) or (720) 378-5956 (worldwide)
Stock ownership for beneficial owners	Please contact your broker, bank or other nominee
Voting for registered holders	Broadridge Corporate Issuer Solutions, Inc. P.O. Box 1342 Brentwood, NY 11717 shareholder@broadridge.com (866) 321-8022 (within the U.S. and Canada) or (720) 378-5956 (worldwide)
Voting for beneficial owners	Please contact your broker, bank or other nominee

Upland Software, Inc.
401 Congress Avenue, Suite 1850
Austin, Texas 78701

PROXY STATEMENT INFORMATION ON VOTING

Our Board solicits your proxy for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment of the meeting for the matters set forth in the “Notice of 2024 Annual Meeting of Stockholders.” The Annual Meeting will be held at 401 Congress Avenue, Suite 1850, Austin, TX 78701 on *, 2024 at 11:00 a.m. Central Daylight Time. We made this Proxy Statement available to stockholders beginning on *, 2024.

Record Date	April 12, 2024
Quorum
A majority of combined shares of our common stock, par value $0.0001 per share (the “Common Stock”) and Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) (on an as-converted basis) outstanding on the Record Date must be present in person or by proxy to constitute a quorum at the Annual Meeting. Abstentions and any broker non-votes will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Shares Outstanding	There were 27,857,845 shares of Common Stock outstanding as of April 12, 2024.
Inspector of Election	A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as the inspector of election.
Voting by Proxy	Stockholders of record on the Record Date may submit their proxy on the Internet, by phone, or by mail.
Appointment of Proxy Holders
The Board asks you to appoint Michael D. Hill and Matthew H. Smith as your proxy holders to vote your shares at the Annual Meeting. You may make this appointment by voting the enclosed proxy card or by using one of the voting methods described below.

Voting Instructions; Voting at the Meeting
We encourage stockholders to vote in advance of the Annual Meeting, even if they plan to attend the meeting.
Stockholders can vote in person during the meeting. Stockholders of record (those whose shares are registered directly in their name with Upland’s transfer agent, Broadridge) who attend the Annual Meeting in person may obtain a ballot from the inspector of election. Beneficial owners whose shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization and who attend the Annual Meeting in person must obtain a proxy from their broker, bank, or other nominee prior to the date of the Annual Meeting and present it to the inspector of election with their ballot. Voting in person during the meeting will replace any previous votes.

Voting Instructions; Voting by Proxy
All shares represented by valid proxies received prior to the meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Voting Instructions; What Happens if no Voting Instructions are Provided
If, on the Record Date, your shares were held in an account at a brokerage firm or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting.
As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, your custodian will not be permitted to vote your shares with respect to “non-discretionary” items, which includes all matters on the agenda other than the ratification of the appointment of the independent registered public accounting firm. This is generally referred to as a “broker non-vote.”
We urge you to provide voting instructions to your broker or agent to vote your shares.
A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy from your broker or other agent.

Routine and Non-Routine Matters
Proposals One, Three, Four, and Five are each considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, broker non-votes may exist in connection with Proposals One, Three, Four, and Five. Proposal Two, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and, therefore, no broker non-votes are expected to exist in connection with Proposal Two.

Votes Required; Effect of Broker Non-Votes and Abstentions
Each holder of shares of our Common Stock outstanding on the Record Date is entitled to one vote for each share of Common Stock held as of the Record Date. Except as provided by the Certificate of Designation of Series A Convertible Preferred Stock of the Company (the “Certificate of Designation”) or applicable law, the holders of Series A Preferred Stock will have the right to vote together as a single class with the holders of the Common Stock on each matter submitted for a vote or consent by the holders of the Common Stock.
With respect to Proposal One, the director nominees are elected by a plurality of the voting power of the shares of our Common Stock and shares of our Series A Preferred Stock (on an as-converted basis) present in person or represented by proxy and entitled to vote at the Annual Meeting. Therefore, the two nominees receiving the most “FOR” votes will be elected as directors to serve until the third annual meeting of stockholders following their election. For Proposal One, there is no cumulative voting and abstentions and broker non-votes will have no effect on the outcome of the vote.
The ratification of our independent registered public accounting firm in Proposal Two requires the affirmative vote of a majority of the voting power of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present or represented by proxy and voting as a single class at the Annual Meeting. Proposal Two is a routine matter and no broker non-votes are expected to exist in connection with Proposal Two.

Votes Required; Effect of Broker Non-Votes and Abstentions (continued)
Proposal Three, the advisory vote to approve executive compensation, requires the approval of a majority of the voting power of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present or represented by proxy and voting as a single class at the Annual Meeting. However, because Proposal Three is an advisory vote, the result will not be binding on the Company or our Board. The Board, the Compensation Committee and/or another committee of the Board will consider the outcome of the vote when establishing or modifying the compensation of our named executive officers and determining how often we should submit to the stockholders an advisory vote to approve the compensation of our named executive officers included in our proxy statement.
Proposals Four and Five require the approval of a majority of the voting power of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present or represented by proxy and voting as a single class at the Annual Meeting.
Broker non-votes will have the effect of voted “AGAINST” Proposals Three, Four, and Five.
For purposes of Proposals Two, Three, Four, and Five, abstentions are treated as shares present and entitled to vote for the purposes of such proposal and, therefore, will have the same effect as a vote “AGAINST” the proposal.

Changing Your Vote
Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated vote in person at the Annual Meeting, via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the Annual Meeting. If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.

Voting Results
We will announce preliminary results at the Annual Meeting. We will report final results at http://investor.uplandsoftware.com and in a filing with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

Important
Please promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the postage-prepaid return envelope, or vote by telephone or via the Internet so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS
Our Board is comprised of six directors. In accordance with our Certificate of Incorporation (the “Certificate of Incorporation”) and our Amended and Restated Bylaws (the “Bylaws”), our Board is divided into three classes, the members of each of which serve for staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:
•the Class I directors are Stephen E. Courter and Teresa Miles Walsh, and their terms will expire at our annual meeting of stockholders to be held in 2024; and
•the Class II directors are David D. May, Timothy W. Mattox and David Chung, and their terms will expire at our annual meeting of stockholders to be held in 2025; and
•the Class III director is John T. (Jack) McDonald, and his term will expire at our annual meeting of stockholders to be held in 2026.
This year’s nominees for election to our Board as Class I directors are Stephen E. Courter and Teresa Miles Walsh. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted “FOR” the nominees. Mr. Courter and Ms. Walsh are independent directors as determined by the Board of Directors.
The nominees have been nominated by our Board upon the recommendation of the Nominating and Governance Committee. Certain biographical information about the nominees is set forth below, including the director's business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the Nominating and Governance Committee to recommend that the nominees should continue to serve on our Board. There are no family relationships among the nominees and any of our directors or executive officers.
Stephen E. Courter has served as a member of our Board since September 2014. Mr. Courter is on the faculty of the McCombs School of Business, University of Texas at Austin, which he joined in August 2007, teaching courses in the Masters in Business Administration program and leading study abroad programs in Thailand, Vietnam, India, and Indonesia. Prior to joining the University of Texas at Austin, Mr. Courter served as Chief Executive Officer and board member of Broadwing Communications from 2006 to 2007. Previously, Mr. Courter served as Chairman and Chief Executive Officer of Neon Communications from 2000 to 2006 and Chief Executive Officer of Enertel, a Dutch telecommunications company based in Rotterdam from 1998 to 2000. Mr. Courter currently serves on the board of directors of Cadiz Inc. (Nasdaq: CDZI), a land and water resource development company, which he joined in 2008. Mr. Courter holds a B.S. in Finance from The Pennsylvania State University and an M.B.A. from The George Washington University. Mr. Courter holds the rank of Major in the U.S. Army Reserves.
We believe Mr. Courter is qualified to serve as a member of our Board as a result of his experience in executive-level management positions at technology companies and the knowledge he gained from service on the boards of public and private companies.
Teresa Miles Walsh has served as member of our Board since March 2020. She founded Access Media Advisory Limited in the UK ("AMA"), a corporate advisory boutique focused on media sector clients, in 2003 and Access Media Advisory LLC in the US in 2008. She currently serves as chief executive officer of both. Ms. Walsh is also a limited partner and registered representative of Pickwick Capital Partners, LLC, a FINRA regulated broker dealer. From November 2020 to June 2021, Ms. Walsh was an independent member of the board of directors and Chair of the Audit Committee of Forest Road Acquisition Corp (NYSE: FRX. U). From 1989 to 2002, Ms. Walsh held positions at Merrill Lynch including Vice Chair and Managing Director, European Telecommunications, Media and Technology (2002), Head of the European Media Investment Banking Group (1997-2002), and other investment banking roles in media, utilities and structured finance groups of the investment banking division at Merrill Lynch (1989-1997). Ms. Walsh holds a B.A. in Economics, Magna Cum Laude, from Duke University and an M.B.A., with distinction, from the Fuqua School of Business at Duke University.
We believe Ms. Walsh is qualified to serve as a member of our Board as a result of her experience in the international business sector and with mergers and acquisition, as well as her executive-level management positions with investment banking entities.

Vote Required
The nominees receiving the highest number of affirmative votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis) voting together as a single class, present in person or represented by proxy and entitled to vote for them will be elected as Class I directors to serve until the third annual meeting following their election or until their successor, if any, is duly elected and qualified, or until their earlier death, resignation, or removal. Unless you otherwise instruct, proxies will be voted for election of the nominees who are listed above as the Class I director nominees. The Company has no reason to believe that the nominees will be unable to serve, but in the event that the nominees are unwilling or unable to serve as a directors and the Board does not, in that event, choose to reduce the size of the Board, the persons voting the proxy may vote for the election of another person in accordance with their judgment.
Recommendation of the Board
The Board unanimously recommends that stockholders vote “FOR” the election of Mr. Courter and Ms. Walsh.

DIRECTORS AND CORPORATE GOVERNANCE
Corporate Governance Highlights

Independence
•The Board currently has 6 members, 4 of whom are independent.
•There are three standing committees with all members being independent directors.
•Directors regularly meet without management present with the Lead Independent Director presiding.

Board Practices
•The Board and its standing committees perform self-evaluations on an annual basis.
•Each standing committee operates under a committee charter.
•The Board oversees risk management practices.
•The Board receives information concerning, and provides input on, succession planning.
•The Board has adopted an insider trading policy, a related person policy, corporate governance guidelines, and a code of business conduct and ethics.

Leadership Structure •The Board leadership structure consists of a Chair, a Lead Independent Director and committee chairs.
Directors
The Nominating and Governance Committee of the Board and the Board believe the skills, qualities, attributes, and experience of its directors provide Upland with business acumen and a diverse range of perspectives to engage each other and management to effectively address the evolving needs of Upland and represent the best interests of our stockholders. In the event the nominees for director are elected, following the Annual Meeting, our Board would consist of the following individuals:

Name	Position with Upland	Age as of the Annual Meeting	Director Since
David Chung	Director	56	2022
Stephen E. Courter	Director	69	2014
David D. May	Lead Independent Director	61	2016
John T. (Jack) McDonald	Director, Chief Executive Officer and Chair	60	2010
Timothy W. Mattox	Director	58	2024
Teresa Miles Walsh	Director	60	2020
The following presents biographical information for each of our continuing directors listed above in the table. The biographical information includes the director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the Nominating and Governance Committee to recommend that the director should serve on the Board.
David Chung has served as a director of the Company since August 2022. Mr. Chung is a Partner and Co-Chief Investment Officer of HGGC, LLC (“HGGC”). Mr. Chung is a member of HGGC’s Management Committee and Fund IV Investment Committee. He is involved in all aspects of HGGC’s investment sourcing, underwriting, execution and portfolio management and realization. Mr. Chung brings 29 years of experience as a private equity, public equity and hybrid public/private investor. Prior to joining HGGC in December 2016, he was an independent investor through Arrowhead Holdings LLC, an Investment Partner at Blum Capital Partners, a Partner at Standard Pacific Capital, and a Director at KKR, where he began his private equity career in 1995. Previously, he was a strategy consultant at McKinsey & Co. and an investment banker at Hambrecht & Quist. Mr. Chung holds a B.A. in Economics from Harvard University and an M.B.A. from Harvard Business School.
We believe that Mr. Chung is qualified to serve as a member of our Board as a result of his experience in the private equity industry and experience serving in executive and senior management roles.

Stephen E. Courter has served as a member of our Board since September 2014. Mr. Courter is on the faculty of the McCombs School of Business, University of Texas at Austin, which he joined in August 2007, teaching courses in the Masters in Business Administration program and leading study abroad programs in Thailand, Vietnam, India, and Indonesia. Prior to joining the University of Texas at Austin, Mr. Courter served as Chief Executive Officer and board member of Broadwing Communications from 2006 to 2007. Previously, Mr. Courter served as Chair and Chief Executive Officer of Neon Communications from 2000 to 2006 and Chief Executive Officer of Enertel, a Dutch telecommunications company based in Rotterdam from 1998 to 2000. Mr. Courter currently serves on the board of directors of Cadiz Inc. (Nasdaq: CDZI), a land and water resource development company, which he joined in 2008. Mr. Courter holds a B.S. in Finance from The Pennsylvania State University and an M.B.A. from The George Washington University. Mr. Courter holds the rank of Major in the U.S. Army Reserves.
We believe Mr. Courter is qualified to serve as a member of our Board as a result of his experience in executive-level management positions at technology companies and the knowledge he gained from service on the boards of public and private companies.
David D. May joined our Board in June 2016 and was named Lead Independent Director in October 2017. He is a vice president of Luther King Capital Management, and Senior Advisor to LKCM Headwater Investments, which he joined in August 2013. From January 2005 to August 2013, he was the co-founder and portfolio manager of Third Coast Capital Management, an Austin-based long-short equity hedge fund formed in 2004. From 1998 to 2003, Mr. May was a co-founder and Managing Partner of Ridgecrest Partners, a New York City-based hedge fund founded in 1998. From 1996 to 1998, Mr. May was a Partner at Ardsley Partners, a Connecticut-based hedge fund, where he served as an analyst and a portfolio manager. Prior to this, he was a Vice President at Luther King Capital Management and served as a portfolio manager for a broad range of investment portfolios and co-founded the LKCM Mutual Funds, serving as President of the Fund Group. Mr. May formerly sat on the Board of Perficient Inc. (Nasdaq: PRFT), an information technology consulting firm, where he served on the Audit Committee and was the Chair of the Compensation Committee. He has previously served on the boards of privately held companies and philanthropic organizations. Mr. May holds a B.A. in Business and an M.B.A. from Texas Christian University. He is a CFA charter holder.
We believe that Mr. May is qualified to serve as a member of our Board as a result of his experience as a director of publicly traded technology companies and his background in the institutional investment industry.
John T. (Jack) McDonald founded the Company and has served as our Chief Executive Officer and Chair of our Board since our founding in July 2010. Prior to founding Upland in 2010, Mr. McDonald was Chief Executive Officer of Perficient, Inc. (Nasdaq: PRFT), an information technology consulting firm, from 1999 to 2009, and chairman from 2001 to 2010. Mr. McDonald started his career as an attorney with Skadden, Arps, Slate, Meagher & Flom LLP in New York, focusing on mergers and acquisitions and corporate finance, from 1987 to 1993. Mr. McDonald served as a director and member of the Compensation Committee of BigCommerce Holdings, Inc. (Nasdaq: BIGC), from August 2019 to July 2022. Mr. McDonald served as chairman of the Greater Austin Chamber of Commerce and as a member of the board of directors of a number of privately held companies and non-profit organizations. Mr. McDonald holds a B.A. in Economics from Fordham University and a J.D. from Fordham Law School.
We believe that Mr. McDonald is qualified to serve as a member of our Board because of his experience as our Chief Executive Officer and his background in the technology industry, including previously serving as Chair and Chief Executive Officer of a public technology company.
Timothy W. Mattox has served as a member of our Board since January 2024. Mr. Mattox previously served as President and Chief Operating Officer for Upland from July 2014 until March 2021, and most recently as a Strategic Advisor to Upland from March 2021 until his appointment to the Board. Prior to Upland, Mr. Mattox’s career included extensive strategic, operational, new business, and private equity experience in software, hardware, and web/cloud services. From 1998 to 2013, he worked at Dell, Inc. during which he held several leadership positions, including Vice President of Corporate Strategy, followed by Vice President of Worldwide Enterprise Product Management. Preceding Dell, Mr. Mattox worked for Bain & Company as a Manager from 1994 to 1998, and Oracle Corporation as a Senior Product Line Manager from 1989 to 1992. Mr. Mattox has led businesses with revenue of $25 million to $10 billion and has a strong track record of stockholder value creation at the corporate and divisional level. Mr. Mattox holds B.S. and M.S. degrees in electrical engineering and computer science from MIT and an M.B.A. from Stanford’s Graduate School of Business.
We believe that Mr. Mattox is qualified to serve as a member of our Board as a result of his significant software executive leadership experience, as well as his previous understanding and history of the Company.

Teresa Miles Walsh has served as member of our Board since March 2020. She founded Access Media Advisory Limited in the UK (“AMA”), a corporate advisory boutique focused on media sector clients, in 2003 and Access Media Advisory LLC in the US in 2008. She currently serves as chief executive officer of both. Ms. Walsh is also a limited partner and registered representative of Pickwick Capital Partners, LLC, a FINRA regulated broker dealer. From November 2020 to June 2021, Ms. Walsh was an independent member of the board of directors and Chair of the Audit Committee of Forest Road Acquisition Corp (NYSE: FRX.U). From 1989 to 2002, Ms. Walsh held positions at Merrill Lynch including Vice Chair and Managing Director, European Telecommunications, Media and Technology (2002), Head of the European Media Investment Banking Group (1997-2002) and other investment banking roles in media, utilities and structured finance groups of the investment banking division at Merrill Lynch (1989-1997). Ms. Walsh holds a B.A. in Economics, Magna Cum Laude, from Duke University and an M.B.A., with distinction, from the Fuqua School of Business at Duke University.
We believe Ms. Walsh is qualified to serve as a member of our Board as a result of her experience in the international business sector and with mergers and acquisition, as well as her executive-level management positions with investment banking entities.
Director Qualifications and Information
Director Qualifications — The Board believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education, or public service; should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members which are important to our business and its future:
•Leadership Experience — We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies, and risk management strategies relevant to the company. They have experience in identifying and developing the current and future leaders of the company. The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the company; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.
•Finance Experience — We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as an “audit committee financial expert” as defined in the SEC’s rules for service on the Audit Committee.
•Business Experience — We seek directors who have relevant experience in businesses and markets that are relevant to our business and/or to the business of our customers. We value experience in our high priority areas, including mergers and acquisitions, corporate finance and public markets, SaaS and cloud based businesses, new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, existing and new technologies; deep or unique understanding of the company’s business environments; and experience with, exposure to, or reputation among a broad subset of our customer base.
Director Qualifications Matrix — The Nominating and Governance Committee selects, evaluates and recommends to the full Board qualified candidates for election or appointment to the Board. The Nominating and Governance Committee has developed the following matrix outlining specific qualifications to ensure that the company’s directors bring to the Board a diversity of experience, background and perspective. The matrix allows the Nominating and Governance Committee to identify areas of expertise and experience that may benefit the Board in the future as well as gaps in those areas that may arise as directors retire. The Nominating and Governance Committee uses this information as part of its process for identifying and recommending new directors for the Board.

DIRECTOR QUALIFICATION MATRIX
	Leadership			Financial
Name of Director	Technical Industry	Academic	Active/Recent CEO	Financial Literacy	Audit Committee Financial Expert
Mr. Chung	X		X	X	X
Mr. Courter	X	X	X	X	X
Mr. May	X			X	X
Mr. McDonald	X		X	X
Mr. Mattox	X			X
Ms. Walsh	X		X	X	X

Board Diversity — In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

BOARD DIVERSITY MATRIX (as of April 12, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
African-American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Corporate Governance Guidelines
Our Board maintains Corporate Governance Guidelines, which are intended to reflect our core values and provide the foundation for our governance and management systems and our interactions with others. A copy of those guidelines is posted on the investor relations portion of our website at https://investor.uplandsoftware.com/governance/governance-documents/default.aspx.
Structure of the Board of Directors
Our business and affairs are managed under the direction of our Board. As noted above, our Board currently consists of six members and is divided into three classes with staggered three-year terms.

Pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and Ulysses Aggregator, LP, (the “Purchaser”), the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, have the right to elect, for so long as Ulysses Aggregator, LP and its affiliates (including HGGC, LLC) beneficially own in the aggregate at least 5% of the shares of Common Stock on a fully diluted basis including the shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock, one member (the “Series A Director”) of the Board. The Series A Director is entitled to serve on each committee of the Board, subject to applicable rules and regulations of the Nasdaq Global Market. As of August 23, 2022, Mr. Chung was appointed as the Series A Director.
We expect that any additional directorships resulting from an increase in the authorized number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing changes in our control or management.
Our Certificate of Incorporation and Bylaws provide that our directors may be removed only for cause by the affirmative vote of the holders of at least a majority of the voting power of all of our then-outstanding shares of capital stock entitled to vote generally at an election of directors. Our directors are elected by a plurality of the voting power of the shares present in person or represented by proxy and entitled to vote on the election of directors. Our directors hold office until their successors have been elected and qualified or until their earlier resignation or removal.
Director Independence
The Nasdaq Global Market listing standards require that a majority of the members of our Board qualify as “independent” as defined by those standards. In April 2024, our Board, following consultation with our Nominating and Governance Committee, undertook a review of the independence of the directors and nominee for director and considered whether any director or nominee has a material relationship with us that could compromise his or her ability to exercise judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that four of our six current directors, Messrs. Courter, May, and Chung and Ms. Walsh, are “independent directors” as defined under the applicable requirements of the Nasdaq Global Market listing standards and SEC rules and regulations. In making that determination, our Board considered whether each director and nominee has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Note from our Lead Independent Director
It is my privilege to serve as Upland’s Lead Independent Director, a role I have held since October 2017. I would like to share a few of the important ways our Board works to provide independent oversight of management as fiduciaries to you, our stockholders.
As Lead Independent Director, I work closely with our Chair and CEO, Jack McDonald, to facilitate continuous communication among management and the Board’s independent directors. Our Board currently has six members, four of whom are independent. It is important to Upland that we have significant input and guidance from independent directors.
Our Board and Upland’s management highly value the input of our independent directors. Mr. McDonald and his executive team regularly communicates with our independent directors between meetings of our Board to ensure that they are informed and that the Company has the benefit of their input on a real-time basis.
Finally, our Board participates in an annual self-assessment process conducted by an outside third-party to ensure that the Board is well-functioning and that each director has the opportunity to anonymously communicate their thoughts on the Board’s operation for the prior year and to set goals for the coming year.
I thank you for your support and look forward to serving our stockholders interests as we move forward.

Sincerely,

David D. May
Lead Independent Director

Board Leadership and Lead Independent Director
The Chair of our Board is currently our Chief Executive Officer, John T. (Jack) McDonald. The Board does not have a policy with regard to whether the roles of Chair of our Board and Chief Executive Officer should be separate or combined. Rather, the Board believes that the present structure, which includes a Lead Independent Director with well-defined responsibilities, provides the Company and the Board with exemplary leadership, appropriate independent oversight of management, continuity of experience that complements ongoing Board refreshment and the ability to communicate the Company’s business and strategy to stockholders, the investor community, employees and other stakeholders. Further, the Board believes that Mr. McDonald is best suited to serve as the combined Chair and Chief Executive Officer because he has provided the Company with invaluable leadership since our founding, is the director most familiar with our business, and is best suited to lead the discussion and execution of our strategy.
The Company has adopted corporate governance guidelines that provide that one of our independent directors should serve as Lead Independent Director at any time when our Chief Executive Officer serves as the Chair of our Board, or if the Chair is otherwise not independent. Because Mr. McDonald is our Chair and Chief Executive Officer, our Board has appointed Mr. May to serve as lead independent director to preside over periodic meetings of our independent directors, serve as the liaison between our Chair and the independent directors, and perform additional duties as our Board may otherwise determine or delegate from time to time.
Committees of the Board of Directors
Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The current members of the committees are identified in the table below:

Name of Director	Audit	Compensation	Nominating And Governance
David Chung	Member	Member	Member
Stephen E. Courter	Chair	Member	—
David D. May	Member	Chair	Member
Teresa Miles Walsh	Member	—	Chair
The continuing members of the committees following the Annual Meeting are expected to remain the same. Messrs. McDonald and Mattox do not serve on any committees. Prior to his resignation in January 2024, Joe Ross served as a member of the Nominating and Governance Committee. Following Mr. Ross’ resignation, Mr. May was appointed to the Nominating and Governance Committee.
Audit Committee
Our Audit Committee is composed of Messrs. Courter, May and Chung and Ms. Walsh, with Mr. Courter serving as chair. Our Board has determined that each of Messrs. Courter, May and Chung and Ms. Walsh meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nasdaq Global Market listing standards. Our Board has also determined that Messrs. Courter, Chung and May and Ms. Walsh qualify as an “audit committee financial expert” within the meaning of SEC regulations.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
•evaluating the performance of our independent registered public accounting firm and determining whether to retain or terminate its services;
•determining and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of our annual and quarterly financial statements and reports;
•reviewing with management and our independent registered public accounting firm significant issues that arise regarding accounting principles and financial statement presentation;
•conferring with management and our independent registered public accounting firm regarding the scope, adequacy, and effectiveness of our internal control over financial reporting;

•establishing procedures for the receipt, retention, and treatment of any complaints we receive regarding accounting, internal accounting controls, or auditing matters;
•reviewing and approving related party transactions;
•overseeing compliance with the requirements of the SEC and the Foreign Corrupt Practices Act,
•providing oversight and review of the Company’s risk management policies, including its enterprise risk management program and investment policies; and;
•reviewing at least semi-annually the Company’s cybersecurity risk mitigation activities and procedures.
The Audit Committee met 4 times in 2023.
Compensation Committee
Our Compensation Committee is composed of Messrs. May, Courter and Chung, with Mr. May serving as chair. Our Board has determined that each of Messrs. May, Courter and Chung are independent within the meaning of applicable Nasdaq Global Market listing standards, is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans, and programs and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•determining the compensation and other terms of employment of our Chief Executive Officer and reviewing and approving corporate performance goals and objectives relevant to such compensation;
•in consultation with the Chief Executive Officer, determining the compensation and other terms of employment of our other executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;
•evaluating, approving, and administering the compensation plans and programs advisable for us and evaluating and approving the modification or termination of existing plans and programs;
•reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management, as appropriate; and
•reviewing and recommending to our Board the compensation of our directors.
The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate, except that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation, or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee also has the authority, in its sole discretion, to select and retain any compensation consultant to be used by the Company to assist with the execution of the Compensation Committee’s duties and responsibilities, or to engage independent counsel or other advisers as it deems necessary or appropriate to carry out its duties. The Compensation Committee currently retains the services of a compensation consultant, NFP Compensation Consulting (“NFP”) (formerly Longnecker & Associates), and did so in the last fiscal year.
The Compensation Committee met 4 times in 2023.
Nominating and Governance Committee
Our Nominating and Governance Committee was composed of Messrs. Ross and Chung and Ms. Walsh, with Ms. Walsh serving as chair. In January 2024, Mr. Ross stepped down from the Board as noted above and Mr. May was appointed to this committee. Our Board has determined that each of Messrs. May, Chung and Ms. Walsh are independent within the meaning of applicable Nasdaq Global Market listing standards. Mr. Ross was also determined to be independent.
The specific responsibilities of our Nominating and Governance Committee include:
•reviewing proposed changes to the Certificate of Incorporation and the Bylaws and making recommendations to the Board;
•overseeing compliance by the Board with applicable laws and regulations;
•identifying, reviewing, evaluating, and recommending for selection candidates for membership to our Board;

•reviewing, evaluating, and considering the recommendation for nomination of incumbent members of our Board for reelection to our Board and monitoring the size of our Board;
•considering the recommendation for nomination of candidates for election to our Board and proposals submitted by our stockholders;
•reviewing the Company’s environmental, social and governance (“ESG”) position; and
•reviewing the performance of our Board, recommending areas of improvement to our Board, and assessing the independence of members of our Board.
The Nominating and Governance Committee met 5 times in 2023.
Committee Charters
Our Audit Committee, Compensation Committee, and Nominating and Governance Committee operate under written charters adopted by the Board. These charters are posted on the “Investor Relations” page of our website, https://investor.uplandsoftware.com/governance/governance-documents/default.aspx.
Risk Oversight
Our business is subject to various types of risk, including business risks relating to our strategy, competitive position, operations and financial structure, technological risks, legal and compliance risks, and others. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, oversees our risk management processes implemented by management and regularly reviews reports from members of senior management on areas of material risk. The committees of the Board are charged with overseeing certain types of risks. Our Audit Committee is responsible for overseeing the management of financial and operational risks, including cybersecurity risks. Our Compensation Committee is responsible for overseeing the management of risks relating to executive compensation. Our Nominating and Governance Committee is responsible for overseeing the management of risks relating to corporate governance. Our full Board regularly receives reports from each committee on the management of these risks and is charged with the management of all other risks.
Code of Business Conduct and Ethics
Our Board has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code of business conduct and ethics, any amendments that may be adopted from time to time and any waivers of the requirements of the code of business conduct and ethics, are posted on the “Investor Relations” page of our website located at https://investor.uplandsoftware.com/governance/governance-documents/default.aspx. The information on our website is not part of this Proxy Statement.
Communications with the Board of Directors
The Board provides a process for stockholders to send communications to the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Secretary at 401 Congress Avenue, Suite 1850, Austin, Texas 78701, with a request to forward the communication to the intended recipient or recipients. Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board. Where the nature of a communication warrants, our Secretary may determine, in his judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisers or of Company management, as our Secretary considers appropriate. Our Secretary reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials, or to decide in the exercise of his or her judgment whether a response to any stockholder communication is necessary.
Director Nomination Procedures
The Nominating and Governance Committee has the responsibility for reviewing and recommending to the Board candidates for director positions. The Nominating and Governance Committee will consider nominations made by stockholders. There are no differences in the manner in which the Nomination and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or whether the recommendation comes from another source. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit such stockholder’s recommendation in writing in accordance with the procedures described in the section of this Proxy Statement entitled “Other Matters—2025 Stockholder Proposals or Nominations” and must include the information specified in our Bylaws, including information concerning the nominee and information about the stockholder’s ownership of and agreements related to our stock.

The Nominating and Governance Committee, in evaluating Board candidates, considers issues such as character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, and other commitments and the like, all in the context of an assessment of the needs of the Board at the time. The committee’s objective is to maintain a Board of individuals of the highest personal character, integrity, and ethical standards, and that reflects a range of professional backgrounds and skills relevant to our business. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities in the oversight of a global technology business.
The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate knowledge of our industry, accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and affairs, independence under Nasdaq rules, lack of conflicts of interest, and a record and reputation for leadership, integrity and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, interpersonal skills, and compatibility with the Board, and ability to complement the competency and skills of the other Board members.
The Nominating and Governance Committee annually reviews with the Board the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment is based on the factors stated above. In addition, Directors are also expected to constructively challenge management through their active participation and questioning. In particular, the Nominating and Governance Committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of our business.
In performing its duties, the Nominating and Governance Committee may consult with internal or external legal counsel and expert advisers.
Board Meetings and Attendance
The Board held five meetings in 2023. During 2023, each member of the Board then serving as a Director attended 80% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings held by all Board committees on which such member served during the period of such member’s service. Directors are encouraged to attend our annual stockholder meetings. Directors Jack McDonald, David D. May, Joe Ross and Stephen E. Courter attended the 2023 annual stockholder meeting.

DIRECTOR COMPENSATION
Standard Director Compensation Arrangements
Upland’s non-employee director compensation policy is designed to provide appropriate amount and form of compensation to our non-employee directors.
The current annual retainer for non-employee Board members is $30,000. The lead independent director receives an additional annual retainer of $20,000. Members of our committees who are non-employee directors receive the following annual cash fees for Board committee service:

Committee	Chair Fee	Member Fee
Audit Committee	$20,000	$10,000
Compensation Committee	$12,000	$5,000
Nominating and Governance Committee	$7,500	$2,500
The Amended and Restated Upland Software, Inc. Stock Plan (as amended, the “2014 Plan”) provides for the grant of non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance units, and performance shares to employees, directors, and consultants. In 2023, each person who first became a non-employee director received an initial grant of RSUs valued at $125,000, as soon as practical after the date such person became a non-employee director. For continuing non-employee directors who served on our Board for at least the preceding six months, each was granted, following the annual meeting of stockholders for 2023, an annual award of RSUs with a value of approximately $240,000. At the recommendation of our independent compensation consultant and after review with the Board, the Board determined that the annual equity award will be reduced to $175,000 in 2024, which the Company believes aligns the directors with the executives slightly above the 25th percentile and below the 50th percentile, as compared to its peer group. Both the initial awards and annual awards of RSUs vest in equal quarterly installments beginning approximately on the 3-month anniversary of the vesting commencement date, provided the participant continues as a director through such dates. The vesting commencement date for annual awards generally is the 16th day of the month in which the annual meeting occurs. The vesting commencement date for initial awards generally is the 16th day of the month in which the director becomes a non-employee director, or the following month if the director becomes a non-employee director after the 16th day of a month.
The number of shares of RSUs awarded is calculated based on the average closing price of the common stock for 30 days prior to the date of grant, as measured by the closing price of the common stock on the NASDAQ Stock Market.
Members of our Board are also reimbursed for actual expenses incurred in attending Board meetings, if any. The Compensation Committee, in consultation with our independent compensation consultant, periodically reviews our director compensation practices. The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors.
2023 Director Compensation
The following table presents information regarding the compensation earned or paid during 2023 to our non-employee directors who served on the Board during the year. Mr. McDonald, our sole employee director, does not receive compensation for his service as a member of the Board.

Name of Director	Fees Earned or Paid in Cash	Restricted Stock Units(1)	Total
David Chung	$47,500	$248,123	$295,623
Stephen E. Courter	$55,000	$248,123	$303,123
David D. May	$72,000	$248,123	$320,123
Joe Ross(2)	$32,500	$248,123	$280,623
Teresa Miles Walsh	$47,500	$248,123	$295,623
(1)    The amounts reported in the column represent the grant date fair value of the annual director grants, computed in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation, of the 62,816 RSUs granted on July 31, 2023.
(2) Mr. Ross stepped down from the Board in January 2024.

Name of Director	Unvested Restricted Stock Units (#)	Outstanding Option Awards (#)
David Chung(1)	31,408	—
Stephen E. Courter(1)	31,408	37,941
David D. May(1)	31,408	24,809
Joe Ross(1)	31,408	18,414
Teresa Miles Walsh(1)	31,408	—
(1)    The number of unvested shares of RSUs and the number of shares underlying stock options held by each of the non-employee directors as of December 31, 2023. All stock options held by the directors were fully vested as of December 31, 2023.

EXECUTIVE OFFICERS
The following sets forth certain information regarding our executive officers as of *, 2024. Additional information pertaining to Mr. McDonald, who is both an officer and a director of Upland, may be found in the section of this Proxy Statement entitled “Directors and Corporate Governance – Directors.”
Michael D. Hill has served as our Chief Financial Officer and Treasurer since our founding in July 2010. He also served as our Corporate Secretary from March 2015 to March 2019 and Assistant Secretary from July 2010 to March 2015. Prior to joining Upland, Mr. Hill served as Chief Financial Officer of Perficient, Inc. (Nasdaq: PRFT), an information technology consulting firm, from February 2004 to August 2006 and then as its Vice President, Strategic Finance from August 2006 to May 2007. Mr. Hill started his career with Ernst & Young LLP in Austin, in the Assurance and Advisory Business Services practice, from 1991 to 1999. Mr. Hill holds a B.B.A. in Accounting from the University of Texas at Austin.
Karen Cummings has served as our Executive Vice President and Senior General Manager of Upland since March 2021. Previously, Ms. Cummings was Senior Vice President and General Manager of Upland from October 2005 to March 2021. In January 2024, Ms. Cummings was promoted to President and Chief Operating Officer of the Company. Ms. Cummings holds a B.A. in Applied Mathematics and Computer Science from the State University of New York at Buffalo.
Matt Breslin has served as our Chief Revenue Officer since February 6, 2024. Mr. Breslin was previously an Executive Vice President at Infor where he worked for over 9 years. Mr. Breslin holds a B.A. in Business Administration in Accounting from the University of Notre Dame and an M.B.A. from Northwestern University – Kellogg School of Management.
Daniel Doman has served as our Chief Product Officer since May 2021, where he oversees product strategy and development. Prior to joining us, Mr. Doman served as Chief Technology Officer and Head of Corporate Development for Khoros from 2019 to 2021 and Senior Vice President of Business & Corporate Development from 2011 to 2019. At Khoros, Mr. Doman was responsible for product strategy, development, and M&A activities. Mr. Doman holds a B.A. in Economics from Northwestern University and an M.B.A. from Carroll School of Management at Boston College.
Matthew H. Smith has served as our General Counsel and Secretary since October 2023. Prior to joining Upland, Mr. Smith has served in executive leadership roles, including Chief Legal Officer, for three separate technology and consumer products companies since 2005, leading legal, compliance, regulatory, human resources and other functions. Mr. Smith holds a B.A. in History and Psychology from the University of North Carolina, Chapel Hill and a J.D. from the UNC Law School.
Oliver Yates has served as our Chief Sales Officer since January 2023. Prior to joining Upland, Mr. Yates led multiple sales teams at Infor as Vice President of Sales from 2026 to 2023. Mr. Yates holds a B.A. in English at the University of Liverpool and an M.A. in Organizational Communication from the University at Albany, SUNY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of April 12, 2024 (the “Record Date”) by:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, on an as-converted basis;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of the Record Date and RSUs vesting within 60 days of the Record Date (not taking into account the withholding of shares of common stock to cover applicable taxes) as well as any unvested restricted stock awards. These shares are deemed to be outstanding and beneficially owned by the person holding the applicable options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Upland Software, Inc., 401 Congress Avenue, Suite 1850, Austin, Texas 78701.

	Common Stock		Series A Preferred Stock		Combined Voting Power(1)
Name and Address of Beneficial Owner	Number	Percent(2)	Number	Percent	Number	Percent
5% or Greater Stockholders:
Entities affiliated with HGGC, LLC(3)	251,727	0.9%	115,000	100.0%	7,312,773	20.1%
The Vanguard Group(4)	1,897,228	6.8%	—	—	1,897,228	5.4%

Named Executive Officers, Nominees and Directors:
John T. (Jack) McDonald(5)	1,765,219	6.3%	—	—	1,765,219	5.1%
Michael D. Hill(6)	296,413	1.1%	—	—	296,413	*
Matthew Smith(7)	2,703	*	—	—	2,703	*
Paul Miller(8)	105,220	*	—	—	105,220	*
Karen Cummings(9)	132,243	*	—	—	132,243	*
Oliver Yates(10)	49,067	*	—	—	49,067	*
Daniel Doman(11)	86,844	*	—	—	86,844	*
Matt Breslin(12)	—	*	—	—	—	*
David Chung(13)	58,780	*	—	—	58,780	*
Stephen E. Courter(14)	58,528	*	—	—	20,587	*
David D. May(15)	125,733	*	—	—	100,924	*
Timothy W. Mattox(16)	391,011	1.4%	—	—	371,287	1.1%
Teresa Miles Walsh(17)	78,786	*	—	—	78,786	*
All executive officers and directors as a group (13 persons)	3,150,547	11.3%	—	—	3,068,073	8.8%

*Represents less than one percent.
(1)    As of the close of business on the Record Date, April 12, 2024, there were 27,857,845 shares of our Common Stock and 115,000 shares of our Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter voted upon. Holders of shares of Series A Preferred Stock are entitled to vote with the holders of shares of

Common Stock, and not as a separate class, on an as-converted basis. As of the Record Date, the shares of Series A Preferred Stock held by Ulysses Aggregator, LP (“Aggregator LP” or the “Purchaser,” and, the Purchaser, together with each transferee of the Purchaser to whom shares of Series A Preferred Stock or shares of Common Stock that shares of Series A Preferred Stock are converted into, the “Purchaser Parties”) are convertible into an aggregate of 7,061,046 shares of Common Stock, calculated as the sum of the principal investment amount and accrued dividends, divided by the Conversion Price (as defined herein) of $17.50.
(2)    The percentage is based upon 27,857,845 shares of Common Stock issued and outstanding on the Record Date.
(3)    The address and principal business office of Ulysses Aggregator, LP (“Aggregator LP”) is 1950 University Avenue, Suite 350, Palo Alto, CA 94303. HGGC Fund IV GP, Ltd. (“Fund IV GP Ltd.”) is the ultimate general partner of Aggregator LP and is the sole member of Ulysses Aggregator GP, LLC (“Aggregator GP”), and its investment committee exercises sole voting and investment discretion over the securities held by Aggregator LP. Aggregator GP exercises sole voting and investment discretion over the securities. Richard F. Lawson, Jr. and J. Steven Young are directors of Fund IV GP Ltd. and therefore may be deemed to beneficially own the reported securities but disclaim such beneficial ownership. 251,727 shares of common stock are directly held by Bloom Acquisitions 1, LP, an affiliate of Aggregator LP.
(4)    Based on a Schedule 13G filed with the SEC on February 13, 2024. The address of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.
(5)    Includes 263,738 shares held by National Financial Services as Cust FBO J. McDonald RRA. John T. McDonald may be deemed to indirectly beneficially own the shares held by National Financial Services as Cust FBO J. McDonald RRA. The address for National Financial Services as Cust FBO J. McDonald RRA is 499 Washington Blvd, Jersey City, NJ 07310. Does not include 360,937 shares issuable pursuant to unvested RSUs held by Mr. McDonald, 350,000 target number of PSUs, and 125,000 shares held in a trust for the benefit of Mr. McDonald’s children of which The Bryn Mawr Trust Company of Delaware is the trustee.
(6)    Includes 160,042 shares held by MDH Trust. Michael D. Hill may be deemed to indirectly beneficially own the shares held by MDH Trust. Does not include 201,874 shares issuable pursuant to unvested RSUs held by Mr. Hill.
(7)    Does not include 95,833 shares issuable pursuant to unvested RSUs held by Mr. Smith.
(8)    Based on a Form 4 filed with the SEC on December 19, 2023. Does not include 104,167 shares issuable pursuant to unvested RSUs held by Mr. Miller which were forfeited January 29, 2024 when Mr. Miller stepped down from his position with the Company.
(9)    Does not include 258,751 shares issuable pursuant to unvested RSUs held by Ms. Cummings.
(10)    Does not include 202,500 shares issuable pursuant to unvested RSUs held by Mr. Yates.
(11)    Does not include 239,169 shares issuable pursuant to unvested RSUs held by Mr. Doman.
(12)    Does not include 150,000 shares issuable pursuant to unvested RSUs held by Mr. Breslin.
(13)    Does not include 15,704 shares issuable pursuant to unvested RSUs held by Mr. Chung.
(14)    Does not include 15,704 shares issuable pursuant to unvested RSUs held by Mr. Courter. Includes 37,941 shares issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of the Record Date.
(15)    Does not include 15,704 shares issuable pursuant to unvested RSUs held by Mr. May. Includes 24,809 shares issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of the Record Date.
(16)    Does not include 20,765 shares issuable pursuant to unvested RSUs held by Mr. Mattox. Includes 19,724 shares issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of the Record Date.
(17)    Does not include 15,704 shares issuable pursuant to unvested RSUs held by Ms. Walsh.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Apart from Mr. Mattox’s consulting services noted below, since January 1, 2023, there has not been, nor is there any proposed transaction which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest, other than compensation, termination, and change of control arrangements that are described under the section titled “Executive Compensation” in this Proxy Statement or that were approved by our Compensation Committee.
Mr. Mattox was a strategic consultant for Upland during 2023 and was paid $165,451 in cash compensation for his services in 2023, and received an equity award of 13,777 RSUs on 1/5/2023 with a grant date fair value of $104,154 vesting quarterly through December 16, 2023. His consulting agreement was terminated when he joined the Board in January 2024.
Other
For a description of other relationships we have with our directors and executive officers, see the sections titled “Directors and Corporate Governance – Director Compensation” and “Executive Compensation” in this proxy statement. In 2023, we made no related party transactions, as described in this section, pursuant to (i) any directors and officers insurance policies, (ii) Upland’s Certificate of Incorporation or Bylaws, and/or (iii) any policy, agreement or instrument previously approved by Upland’s Board, such as indemnification agreements.
Policies and Procedures for Related Party Transactions
On an annual basis, we require each officer and director to complete a questionnaire that solicits information in regards to various matters, including but not limited to,
•other directorships;
•beneficial reporting compliance;
•involvement in certain legal proceedings;
•injunctions or limitations as to engaging in certain activities and information regarding any transactions with related persons such as: any family relationships to any director, executive officer or nominee of the Company;
•any direct or immediate family member material interest in any actual or proposed material transaction to which the Company was or is to be a party; and
•other certain business relationships and transactions with clients that create or appear to create a conflict of interest.
This questionnaire is completed in conjunction with our filing of our annual proxy statement. In addition, our directors, officers and employees are required to comply with our written Code of Business Conduct and Ethics (our “Code of Conduct”) and Related Party Transaction Policy (“RPT Policy”), which require that they perform their duties and exercise judgment on behalf of the Company without influence or impairment, or the appearance of impairment, due to any activity, interest or relationship that arises outside of the Company. Furthermore, Company’s directors, officers and employees have a duty to avoid all relationships that are or might be conflicts of interest or otherwise comprise the integrity of our business. Our Code of Conduct and RPT Policy require that any time a director, officer or employee believes a conflict of interest could exist, including due to a potential transaction with a related person, he or she should immediately report the situation.
Our Code of Conduct and RPT Policy serve as our policies with respect to transactions with related persons. Any transactions with related persons, as defined by SEC rules and regulations, are subject to limitations on conflicts of interest contained in our Code of Conduct and RPT Policy, and are generally discouraged by us. To the extent any such transactions are proposed, they are subject to the approval by the Audit Committee in accordance with the Audit Committee’s charter. Further, any approved transactions with related persons must be conducted in such a way that no preferential treatment is given to that business.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This section explains how our executive compensation program is designed and operates with respect to our named executive officers (“NEOs”) listed in the 2023 Summary Compensation Table below. Our NEOs consist of individuals who served, during 2023, as our principal executive officer and our principal financial officer and the other individuals who served as executive officers at the end of 2023. Our NEOs in 2023 were:

Name	Office
John T. (Jack) McDonald	Chief Executive Officer and Chair of the Board
Michael D. Hill	Chief Financial Officer and Treasurer
Daniel Doman	Chief Product Officer
Oliver Yates	Chief Sales Officer
Paul Miller *	Former Chief Operating Officer

*Mr. Miller stepped down from his position at the Company effective January 31, 2024.

Executive Summary
Our business philosophy is to build long-term value through the efficient allocation of capital in the enterprise cloud software market. Upland implements this philosophy through acquisitions, innovation, and operational efficiency that drive growth in revenue, Adjusted EBITDA and cash flow per share. Our executive compensation philosophy aligns to this strategy by focusing on pay for performance through Adjusted EBITDA growth, both organically and through acquisitions, that drives total shareholder return (“TSR”) and aligns our NEOs with stakeholders.
Our Compensation Program Benefits Our Stockholders

What We Do	What We Do Not Do
☑ Rigorous, objective performance goals with aggressive bonus targets	☒ No “golden parachute” gross-ups
☑ Limited perquisites	☒ No hedging/pledging/short sales of company stock
☑ Competitive stock ownership guidelines	☒ No options/SARs granted below FMV
☑ Clawback policy covering performance-based incentive awards	☒ No repricing of options without stockholder approval
☑ Double-trigger and Retention-oriented CIC provisions	☒ No excessive severance
☑ Independent compensation consultant and Board Compensation Committee	☒ No guaranteed salary increases, bonuses, or long-term incentive awards
☑ Annual risk assessment of compensation policies and programs
Stockholder Outreach
We are committed to maintaining an open dialogue with stockholders to understand their views on the Company, its strategy and its governance and compensation practices. Throughout the year, we regularly engage in outreach with investors through public communications, including our quarterly earnings calls. We value the input received during stockholder outreach discussions.
Compensation Philosophy
We compensate our NEOs for achievement of short term and long term financial and operating goals by having modest base salaries, limited perks, and no deferred compensation, pensions or gross ups, and compensation tied to significant equity upside to align performance with shareholder return and market- based competitive severance.
Attract, Develop and Retain Key Talent
Our compensation program is designed to attract top tier executives with proper expertise and experience to continue driving our strategic initiatives while being flexible enough to adapt to economic, social and regulatory changes all while taking into account the compensation programs of our peer companies.

Stockholder Alignment
Our compensation program aligns the interest of our executives with the interest of stockholders by tying a significant majority of total compensation to the creation of long-term stockholder value through awards that are “at-risk”.
Compensation Components
Upland establishes total direct compensation for NEOs consisting of the following components:
•Base Salary: A market salary at the low end of the competitive range that sufficiently covers a fixed income component on which the employee can rely. The fixed salary is set at a level that provides the ability to attract talent and promote long-term retention while allowing Upland to maintain conservative fixed general and administrative expense levels.
•Performance Bonus: The bonus plans are tied to quantitative performance objectives which we believe are directly aligned with stockholders interest. The performance objectives are proposed by management, but are subject to the Compensation Committee’s consideration and ultimately Board approval. Bonus objectives are set to support growth in Adjusted EBITDA resulting from increases in operating revenue and the achievement of scale with respect to operating expenses and the addition of Adjusted EBITDA through new acquisitions during the year. Additionally, the Compensation Committee has the ability to apply positive and negative discretion to modify performance-bonus payments. Reflecting the rigor of our goal setting, in 2023, as in 2022 and 2021, our named executive officers earned less than their target bonus opportunities. Our Compensation Committee did exercise discretion to pay limited discretionary bonuses to two key executives in early 2024 for retention measures and for work performed in 2023, as explained below. In addition, one executive Mr. Yates, who does not participate in the corporate bonus plans, is under a commission based plan as explained below.
•Equity Awards: Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”) reward employees for longer service and TSR growth. Equity Award compensation ensures retention of key executives by using longer-term vesting periods and helps maximize our return to stockholders through executive alignment.
Alignment of Pay with Performance
A significant portion of our executive compensation is at risk as it is subject to either achievement of preset performance goals (Target Performance Bonuses) or tied to our stock price performance (RSUs and PSUs). We believe this creates a pay for performance structure that aligns with long-term shareholder returns while providing competitive total compensation for retaining our executives.
The charts below show the ratio of compensation components for 2023 for each NEO based on target performance bonus amounts and equity award values based on the grant date fair value of the awards.

FISCAL YEAR 2023 COMPENSATION
The main elements of our executive compensation program include: (1) base salary, (2) performance bonus, and (3) equity awards. We describe each of these elements below and explain what we paid in 2023 and why.
Base Salary
The Compensation Committee did not approve any increases in the base salaries of our NEOs in 2023. The chart below outlines each named executive officer’s base salary for the year ended December 31, 2022, and each named executive officer’s base salary for the year ended December 31, 2023. Excluding Mr. Yates, each of the named executive officer’s base salaries are at or below the 25th percentile of our peer group.

	Base Salary
	As of the year ended December 31,
Name	2023	2022
Mr. McDonald	$325,000	$325,000
Mr. Hill	$300,000	$300,000
Mr. Doman	$300,000	$300,000
Mr. Yates	$325,000	n/a
Mr. Miller	$300,000	$300,000

Corporate and M&A Bonus Program and Sales Commission Plan
Overview and Executive Earning Potential
The named executive officers, with the exception of Mr. Yates as described below, are eligible for annual cash bonus awards which are comprised primarily of two components—awards under our Corporate Bonus Plan, which are tied to operating performance, and awards under our M&A Bonus Plan, which are tied to the execution of our acquisition strategy. Other employees of the Company also participate in these two performance incentive plans. Mr. Yates’ cash commissions, as Chief Sales Officer (“CSO”), are tied to sales quota attainment under the Company’s Sales Commission Plan. The bonus and commission opportunities are offered to reward management for implementing and monitoring the objectives of the Company in line with the Company’s financial and operational goals. The form and structure of all bonus and commission opportunities provided to our named executive officers are approved by the Compensation Committee. The Compensation Committee may also adjust the goals following the occurrence of unanticipated changes to our business.
The chart below details our NEOs’ combined 2023 target bonus and commission opportunities (in both percentage to base salary and dollar amounts) under the Corporate Bonus Plan, the M&A Bonus Plan, and Sales Commission Plan and the allocation of the 2023 target bonus and commission opportunity between the plans.

Name	Target Bonus Percent of Base Salary	Bonus Percentage Attributable to Corporate Bonus Plan	Bonus Percentage Attributable to M&A Bonus Plan	Commission Percentage Attributable to Sales Commission Plan
Mr. McDonald	200%	25%	75%	—%
Mr. Hill	125%	50%	50%	—%
Mr. Doman	50%	50%	50%	—%
Mr. Yates	—%	—%	—%	100%
Mr. Miller	50%	50%	50%	—%

	2023 Bonus and Sales Commission Targets
Name	Corporate Bonus	M&A Bonus	Sales Commission	Total
Mr. McDonald	$162,500	$487,500	$—	$650,000
Mr. Hill	$187,500	$187,500	$—	$375,000
Mr. Doman	$75,000	$75,000	$—	$150,000
Mr. Yates	$—	$—	$325,000	$325,000
Mr. Miller	$75,000	$75,000	$—	$150,000

Performance Criteria and Plan Targets
In 2023, the performance criteria for the Corporate Bonus Plan consisted of Adjusted EBITDA and Adjusted EBITDA Margin, where the primary threshold was Adjusted EBITDA and the secondary threshold was Adjusted EBITDA margin. For the M&A Bonus Plan, the annualized Adjusted EBITDA attributable to companies acquired during the year was the performance criterion. The Company defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, adjusted for depreciation and amortization expense, interest expense, net, other expense (income), net, provision (benefit) for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, purchase accounting adjustments for deferred revenue and impairment of goodwill. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue. If an acquisition is completed during the year, the corresponding amount of incremental additional Adjusted EBITDA generated by such acquisition during the year is added to the Adjusted EBITDA threshold under the Corporate Bonus Plan, so that bonuses are not paid on the same Adjusted EBITDA under both the Corporate Bonus Plan and the M&A Bonus Plan.

For 2023, the Company set the Corporate Bonus Plan initial Adjusted EBITDA threshold at $69 million based on our previously disclosed organic growth plan as described in the Company’s 2023 public filings, which includes without limitation, significant investments in sales, marketing, and product development. The Corporate Bonus Plan Adjusted EBITDA threshold was reduced $2.8 million in August 2023 as a result of lower revenue due to accelerated “when not if” Sunset Asset churn (as defined in the Company’s most recent 10-K filing), lower perpetual license and professional services revenue and incremental growth investments in our CLA product group. For the 2023 M&A Bonus Plan, the Company set the target of $18.0 million of annualized Adjusted EBITDA based on the Company’s acquisition targets for the year.
With respect to the Corporate Bonus Plan, if the Company exceeds the primary threshold Adjusted EBITDA and then the secondary threshold Adjusted EBITDA margin, then 80% of the amount by which the threshold Adjusted EBITDA has been exceeded is identified as the bonus pool. Thus, the Corporate Bonus Plan is only funded by over performance. With respect to the M&A Bonus Plan, the bonus pool is funded based on the percentage achievement of the target annual Adjusted EBITDA attributable to acquisitions during the performance measurement year. Bonuses are paid following the issuance of the Company’s audited financial statements for the performance year.
With respect to our CSO’s sales commission plan, the amount of the team commission earned each quarter is determined by multiplying the quota attainment percentage by the quarterly team commission target. The CSO’s sales commission compensation is subject to a multiplier when the sales team performance exceeds 100% of quota. If sales team quota attainment is between 100% and 109.9%, the multiplier is 100%, and if the sales team quota attainment is greater than 110%, the multiplier is 125%.
The following tables show, for the Corporate Bonus Plan, the threshold Adjusted EBITDA goal and, for the M&A Bonus Plan, the target annualized Adjusted EBITDA attributable to companies acquired during the year goal for 2023, actual results, Corporate Bonus Pool generated and the percentage of the bonus opportunity actually earned under the M&A Bonus Plan.

	Corporate Bonus Plan
	Adjusted EBITDA	Adjusted EBITDA	Bonus Pool Generated
Year	Threshold ($, in millions)	Actual Results ($, in millions)	($)
2023	66.2	64.4	—

	M&A Bonus Plan
	Adjusted EBITDA From Acquisitions	Adjusted EBITDA From Acquisitions	Amount Earned
Year	Target ($, in millions)	Actual Results ($, in millions)	(as a percentage of Target) (%)
2023	18.0	0.00	—%
Performance Achievement
In 2023, the Company did not achieve its Adjusted EBITDA primary threshold under the Corporate Bonus Plan resulting in no bonuses earned by our named executive officers.1 For the M&A Bonus Plan, the Company did not close any acquisitions in 2023, resulting in no bonuses earned by our named executive officers under the M&A Bonus Plan. Total commissions earned by our CSO under the sales commission plan was $219,788 based on his attained sales performance.
The Compensation Committee, in its discretion, issued limited bonus payments to certain NEOs for retention purposes and to recognize their performance in 2023 leading the Company through significant internal restructuring and business realignment. The decision was made taking into consideration (i) no increases in base salary in 2023; (ii) no earned cash incentive awards through the Corporate Bonus Plan; (iii) no earned cash incentive awards through the M&A Bonus Plan; and (iv) smaller equity grants in 2023 as compared to 2022, with a corresponding significant decrease in equity grant values in 2023 (as noted in Grants of Plan-Based Awards Table.)
The Company believes the historical payouts under our annual bonus program, and limited discretionary adjustments by our Compensation Committee when pre-established goals are not achieved, evidence the rigor of our annual bonus program.
1 The Adjusted EBITDA margin secondary threshold target did not factor into any 2023 analysis as the Company did not first achieve its Adjusted EBITDA primary threshold targets.

Threshold and target levels of performance for each metric were set based on the Company’s publicly announced guidance and, therefore, required strong performance. Set forth below are the target and actual bonuses and sales commissions earned by our named executive officers in 2023.

	Corporate Bonus		M&A Bonus		Sales Commission		Discretionary	Total
Name	Target	Actual	Target	Actual	Target	Actual	Actual	Target	Actual
Mr. McDonald	$162,500	$—	$487,500	$—	$—	$—	$250,000	$650,000	$250,000
Mr. Hill	$187,500	$—	$187,500	$—	$—	$—	$75,000	$375,000	$75,000
Mr. Doman	$75,000	$—	$75,000	$—	$—	$—	$—	$150,000	$—
Mr. Yates	$—	$—	$—	$—	$325,000	$219,788	$—	$325,000	$219,788
Mr. Miller	$75,000	$—	$75,000	$—	$—	$—	$—	$150,000	$—
Equity Awards
In 2023, the Company awarded the following number of RSUs and PSUs to our named executive officers as part of our annual equity award program:

Name	RSUs	PSUs
Mr. McDonald	100,000	100,000
Mr. Hill	100,000	—
Mr. Doman	100,000	—
Mr. Yates	135,000	—
Mr. Miller	100,000	—
See description of vesting schedules in footnotes to the Outstanding Equity Awards at Fiscal Year-End table.
Similar to 2022, Mr. McDonald’s 2023 equity grants shifted from all RSUs to an even split between RSUs and PSUs, which the Compensation Committee believes continues to align a significant part of Mr. McDonald’s compensation with the interests of shareholders. Moreover, the equity grant value for 2023 was significantly lower (i.e. less than one-third (1/3) of the value) than provided in 2022. (See Summary Compensation Table).
Other Perquisites and Benefits
The Company provided limited perquisites to our NEOs. The aggregate value of perquisites provided to each of our NEOs was less than $1,000 in 2023, with the exception of approximately $15,000 paid for executive administrative assistance provided to Mr. McDonald in 2023. The only perquisites provided to any of our NEOs were parking and the limited executive administrative assistant compensation noted above. The Company has a 401(k) plan (with no employer match) and no deferred compensation plan for executives. Our employment agreements with the NEOs are disclosed in the section titled “Executive Employment and Other Arrangements.”
Compensation Governance Components
Compensation Governance Provisions
The following policies and the chart below align management and stockholder interests, and mitigate any potential incentive for management to take inappropriate risks:
•Stock Ownership Policy: In April of 2020, we adopted a stock ownership policy under which our NEOs are expected to acquire and hold shares of our common stock with a market value equal to a multiple of their respective base salaries, as indicated in the table below, within seven years of (i) commencement of service in their position or (ii) for named executive officers serving in that position in April 2020, from the date of adoption of the policy. Our stock ownership policy more closely aligns the interests of our NEOs with the interests of our stockholders and exposes our NEOs to downside equity performance risk.

Position	Required Multiple of Salary
CEO	6
Other named executive officers	4
As of *, 2024, all of our NEOs were targeted to be in compliance with our stock ownership requirements at the end of the seven year measurement period.
•Insider Trading Policy: This policy applies to all employees, directors and contractors. All employees, directors and contractors are blocked from selling during predetermined closed selling periods. In addition, executive officers and directors are required to obtain pre-clearance from the Company’s General Counsel prior to making any trades or entering into any 10b5-1 trading plans.
•Hedging and Pledging: All executive officers, directors, and employees are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions (such as zero-cost collars, exchange funds, and forward sale contracts) involving our securities under our Insider Trading Policy.
•Clawbacks: The Compensation Committee adopted our current clawback policy in October 2023 to recoup compensation if our financial statements must be restated due to the material noncompliance of the Company with any financial reporting requirement under the applicable U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or to correct an error that is not material to previously issued financial statements but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period . Under the policy, the Compensation Committee shall recover promptly from any person, who is or was an “Executive Officer,” as such term is defined in Rule 10D-1 adopted under the Securities Exchange Act of 1934 the excess incentive compensation (whether cash- or equity-based) such officer received during the three fiscal years preceding the year the restatement is determined to be required relative to an applicable restated performance measure or target.
Compensation Program Risk Management
Our Compensation Committee is required to assess whether our compensation policies and practices and, in particular, our performance-based compensation practices, encourage executive officers or other employees to take unnecessary or unreasonable risks that could threaten the long-term value of the Company or that are reasonably likely to have a material adverse effect on the Company. The Company believes that our practices adequately manage this risk because:
•our executive compensation is compared by our independent compensation consultant to compensation provided by peer companies with which the Company competes for talent;
•the primary criteria used for performance compensation components are “bottom line” measures such as Adjusted EBITDA, which the Company believes are less susceptible to manipulation for short-term gain than “top line” measures;
•our cash bonus plan preserves discretion to permit the Compensation Committee to elect not to pay otherwise achieved bonus amounts for any reason;
•a meaningful component of compensation is provided through equity grants with extended vesting periods designed to ensure that our executives value and focus on the Company’s long-term performance;
•NEOs have substantial equity positions in Upland and are subject to stock ownership policies, which the Company believes increases their focus on long-term stockholder value; and
•executive incentive compensation is subject to our “claw-back” policy.
Compensation Process
The Compensation Committee begins its process of deciding how to compensate Upland’s NEOs by considering the competitive market data provided by NFP, the Compensation Committee’s independent compensation consultant, and the Company’s Human Resources Department. The Compensation Committee engaged NFP, to provide advice and recommendations on competitive market practices and specific compensation decisions.

Peer Selection Methodology, Rationale and Comparison
Upland’s peer group is reviewed annually by NFP using a defined methodology that identifies companies with attributes reasonably and objectively similar to Upland in terms of industry, industry profile, size, and market capitalization to revenue ratio, profit margins and external perception by stockholders. Below is the peer group used in 2023:

Peer Group Symbol	Peer Group Name
EGHT	8X8, Inc.
AGYS	Agilsys, Inc.
BNFT	Benefitfocus, Inc.
CCSI	Consensus Cloud Solutions, Inc.
KLTR	Kaltura, inc.
LPSN	LivePerson, Inc.
MODN	Model N, Inc.
ONTF	ON24, Inc.
PRO	PROS Holdings, Inc.
RMNI	Rimini Street, Inc.
SPSC	SPS Commerce, Inc.
WK	Workiva Inc.
YEXT	Yext, Inc.

How Upland Uses Our Peer Group
The positions of our NEOs are compared to their counterpart positions in our peer group, and the compensation levels for comparable positions in that peer group are examined for guidance in determining:
•base salaries;
•performance bonuses; and
•the amount and mix of long-term equity-based incentive awards.
The Compensation Committee establishes base salaries, performance bonuses, and long-term equity-based incentive awards on a case-by-case basis for each named executive officer taking into account, among other things, individual and company performance, role expertise and experience and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning and best compensation governance practices. The Compensation Committee does not tie individual compensation to specific target percentiles.
Making Decisions and Policies
The Compensation Committee may occasionally seek input and recommendations from the CEO and Upland’s Human Resource group, but makes all executive compensation and benefits determinations without delegation. Our CEO also does not participate in determinations with respect to his own compensation. The major topics covered at each Compensation Committee meeting are reported to the Board of Directors. NFP, our independent compensation consultant, provides the Compensation Committee assistance in satisfying its duties, but NFP will not undertake a project for management except at the request of the Compensation Committee chair, in the capacity of the Compensation Committee’s agent, and where such a project is consistent with the Compensation Committee’s charter. The Compensation Committee assessed the independence of NFP in 2023, taking into consideration applicable SEC rules and regulations, and Nasdaq independence factors regarding advisor independence, and believes that there are no conflicts of interest.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, included elsewhere in this proxy statement, with management, and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Upland’s Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Board of Directors:
David D. May (Chair)
Stephen E. Courter
David Chung

Compensation Committee Interlocks and Insider Participation
The following directors served on the Compensation Committee during 2023: David D. May, Stephen E. Courter and David Chung, none of whom (i) were a Company officer or employee during 2023, (ii) were formerly a Company officer, or (iii) had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2023, none of our executive officers served as a member of a board of directors or as a member of a compensation committee of any entity that has one or more individuals serving as a member on our Board or any committee of our Board.

Summary Compensation Table
The following table provides information regarding the compensation awarded to or earned during our fiscal years ended December 31, 2023, 2022 and 2021 by our named executive officers. Mr. Yates and Mr. Miller became executive officers in July 2023 and January 2023, respectively, and, in accordance with SEC rules, the table below reflects only the amounts earned as an executive officer in 2023. Mr. Doman became an executive officer in August 2022 and the table below reflects only the amounts earned in 2022 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
John T. (Jack) McDonald	2023	325,000	250,000	2,325,000	(3)	—	15,546	(2)	2,915,546
Chief Executive Officer and Chair	2022	325,000	—	7,749,375		255,398	664		8,330,437
	2021	325,000	—	8,319,184		446,404	—		9,090,588

Michael D. Hill	2023	300,000	75,000	852,000		—	—		1,227,000
Chief Financial Officer and Treasurer	2022	275,000	—	1,918,425		98,438	—		2,291,863
	2021	270,000	—	3,297,375		154,524	—		3,721,899

Daniel Doman	2023	300,000	—	852,000		—	—		1,152,000
Chief Product Officer	2022	291,667	—	1,513,550		39,375	—		1,844,592

Oliver Yates	2023	311,458	—	1,084,050		219,788	—		1,615,296
Chief Sales Officer

Paul Miller	2023	300,000	—	852,000		—	—		1,152,000
Former Chief Operating Officer
(1)    The amounts reported in the “Stock Awards” column do not reflect compensation actually received by the named executive officer but represent the aggregate grant date fair value computed in accordance with ASC 718, Compensation—Stock Compensation (“ASC 718”). The valuation assumptions used in determining such amounts are described in “Note 2 – Summary of Significant Accounting Policies” and “Note 13 – Stockholder’s Equity” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 22, 2024.
(2) Mr. McDonald’s other compensation relates to $664 paid for parking and $14,882 paid for executive administrative assistance in 2023.
(3) For Mr. McDonald, the grant date fair value of his 2023 PSU was $1,473,000 (per share fair value of $14.73 using the Monte Carlo simulation model) times the target number of PSUs (100,000)). If maximum performance levels were achieved, the award would vest at 200% of the target number of the PSUs. The grant date fair value of his 2023 RSUs was $852,000.

Grants of Plan-Based Awards Table
The following table presents, for each of our named executive officers, information concerning each grant of cash or equity awards made during fiscal year 2023. This information supplements the information about these awards set forth in the Summary Compensation Table.

	Estimated Future Payouts Under Non-Equity Incentive Awards (3)					Estimated Future Payouts Under Equity Incentive Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Threshold ($)	Target ($)	Maximum ($)	Grant Date		Threshold (#)	Target (#)	Maximum (#)

John T. (Jack) McDonald		650,000
				2/21/2023	(2)	50,000	100,000	200,000		1,473,000
				2/21/2023	(1)				100,000	852,000

Michael D. Hill		375,000
				2/21/2023	(1)				100,000	852,000

Daniel Doman		150,000
				2/21/2023	(1)				100,000	852,000

Oliver Yates		325,000	406,250
				1/09/2023	(1)				135,000	1,084,050

Paul Miller		150,000
				2/21/2023	(1)				100,000	852,000

(1)    The amounts reported reflect shares of common stock underlying RSU awards granted in 2023 under the Upland Software, Inc. 2014 Equity Incentive Plan. The RSU awards vest in twelve equal quarterly installments, provided the named executive officer continues to be a service provider to the Company on the applicable date. The grant date fair value of RSU awards is determined in accordance with ASC 718,Compensation – Stock Compensation, without regard to estimated forfeitures. The valuation assumptions used in determining such amounts are described in “Note 2 – Summary of Significant Accounting Policies” and “Note 13 – Stockholder’s Equity” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 22, 2024. These amounts do not correspond to the actual value that will be recognized by the named executive officers.
(2)    The amount reported reflects the target number shares of common stock underlying the PSU award granted to Mr. McDonald in 2023 under the Upland Software, Inc., 2014 Equity Incentive Plan based on the achievement of threshold, target and maximum performance pursuant to the vesting schedule of Mr. McDonald’s award which is described in note five to the 2023 Outstanding Equity Awards at Fiscal Year-End table. The grant date fair value of PSU awards is determined in accordance with ASC 718,Compensation – Stock Compensation, using the Monte Carlo simulation model as described in “Note 2 – Summary of Significant Accounting Policies” and “Note 13 – Stockholder’s Equity” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 22, 2024. These amounts do not correspond to the actual value that will be recognized by Mr. McDonald.
(3) Non-equity incentive awards reported represent the formulaic performance-based incentive cash awards each named executive officer could earn pursuant to our Corporate Bonus Plan, M&A Bonus Plan and Sales Commission Plan as described in the “Corporate and M&A Bonus Program and Sales Commission Plan” section above.

Outstanding Equity Awards At Fiscal Year-End Table
The following table provides information about outstanding equity awards held by each of our named executive officers at December 31, 2023.

Name	Number of shares or units of stock that have not vested(1) (#)		Market value of shares or units of stock that have not vested(1) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

John T. (Jack) McDonald	31,250	(2)	132,188
	58,333	(3)	246,749
	66,666	(4)	281,997
				100,000	(5)	423,000

Michael D. Hill	22,500	(6)	95,175
	40,833	(7)	172,724
	66,666	(4)	281,997

Daniel Doman	9,168	(8)	38,781
	18,334	(9)	77,553
	29,167	(10)	123,376
	66,666	(4)	281,997

Oliver Yates	90,000	(11)	380,700

Paul Miller	8,334	(12)	35,253
	29,167	(12)	123,376
	66,666	(12)	281,997
(1)    Market value calculated using the closing price of our common stock as of December 29, 2023 of $4.23.
(2)    Represents the remaining unvested RSUs of an original award of 93,750 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on March 16, 2022 and ending on December 16, 2024, subject to executive continuing to be a service provider to the Company on each applicable date.
(3)    Represents the remaining unvested RSUs of an original award of 100,000 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on December 16, 2022 and ending on September 16, 2025, subject to executive continuing to be a service provider to the Company on each applicable date.
(4)    Represents the remaining unvested RSUs of an original award of 100,000 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on March 16, 2023 and ending on December 16, 2025, subject to executive continuing to be a service provider to the Company on each applicable date.
(5)    The number of PSUs reported is based on achievement of threshold performance. The market value was calculated using the closing price of our common stock as of December 29, 2023 of $4.23. PSUs are earned based upon the achievement of the absolute total shareholder return (“TSR”) goals set forth below during the period beginning on February 28, 2023 and ending on December 31, 2025 (the “Performance Period”) in accordance with the following schedule, will vest on the Vesting Dates (as defined below):

Absolute TSR	Number of Performance Units Vesting as a Percentage of Target Performance Units	Threshold/Target/Maximum
20.00%	200%	Maximum
19.25%	188%
18.50%	175%
16.75%	163%
15.00%	150%
13.75%	138%
12.50%	125%
11.25%	113%
10.00%	100%	Target
8.75%	87.5%
7.50%	75%
6.25%	62.5%
5.00%	50%	Threshold
< 5.00%	0%

Stock price hurdles will be calculated based on the closing price of Upland Common Stock on February 27, 2023 (the “Reference Price”) of $5.89. Each stock price hurdle will be achieved on the first date on which the closing price of a Share for any thirty consecutive trading days immediately preceding such date during the Performance Period equals or exceeds a stock price hurdle calculated by multiplying the corresponding Absolute TSR hurdle listed above by the Reference Price (the “Vesting Date”). Following achievement of any stock price hurdle, the number of Performance Units earned with respect to such stock price hurdle cannot subsequently be earned upon achievement of the same stock price hurdle or forfeited if the price per Share falls below such stock price hurdle. At the end of the Performance Period, a number of Performance Units (if any) will vest based on the closing price per Share on the last day of the Performance Period using linear interpolation.
To receive the vesting of the Performance Units described above, Mr. McDonald must continue to be a Service Provider through the Vesting Date. Any Performance Units which have not vested following the completion of the Performance Period shall immediately expire and be forfeited.
Notwithstanding the foregoing, in the event of Mr. McDonald’s termination by the Company for any reason other than Cause or if Mr. McDonald leaves for Good Reason, in each case, after a Change in Control that occurs during Mr. McDonald ’s period of continuous service as a Service Provider, then 100% of the Target Performance Units subject to this Agreement, to the extent they have not already vested, shall become fully vested, and any Performance Units in excess of the Target Performance Units shall immediately expire and be forfeited.
Further notwithstanding the foregoing, in the event Mr. McDonald leaves for Good Reason or is terminated other than for Cause prior to or on the last day of the Performance Period, the vesting of any unvested Performance Units shall accelerate such that the aggregate amount of Performance Units vested as of such date Mr. McDonald ceases to be a Service Provider is equal to the amount of Target Performance Units that would have been vested as of such date assuming the application of the following vesting schedule:
•The PSUs vest in 34 equal monthly installments starting on March 31, 2023 through December 31, 2025.
(6)    Represents the remaining RSUs of an original award of 67,500 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on March 16, 2022 and ending on December 16, 2024, subject to executive continuing to be a service provider to the Company on each applicable date.
(7)    Represents the remaining RSUs of an original award of 70,000 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on December 16, 2022 and ending on September 16, 2024, subject to executive continuing to be a service provider to the Company on each applicable date.
(8)    Represents the remaining unvested RSUs of an original award of 55,000 RSUs that vest pursuant to the following vesting schedule: 33.33% on June 16, 2022 and then eight equal quarterly installments starting on September 16, 2022 and ending on June 16, 2024, subject to executive continuing to be a service provider to the Company on each applicable vesting date.
(9)    Represents the remaining unvested RSUs of an original award of 55,000 RSUs that vest pursuant to the following vesting schedule: 30% on November 16, 2022 and then eight equal quarterly installments starting on March 16, 2023 and ending on December 16, 2024, subject to executive continuing to be a service provider to the Company on each applicable vesting date.
(10)    Represents the remaining RSUs of an original award of 50,000 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on December 16, 2022 and ending on September 16, 2025, subject to executive continuing to be a service provider to the Company on each applicable date.
(11)    Represents the remaining unvested RSUs of an original award of 135,000 RSUs that vest pursuant to the following vesting schedule: twelve equal quarterly installments starting on March 16, 2023 and ending on December 16, 2025, subject to executive continuing to be a service provider to the Company on each applicable date.
(12)    Upon Mr. Miller stepping down from his position with the Company effective January 31, 2024, these unvested awards were forfeited.

Option Exercises and Stock Vesting Table
The following table sets forth certain information with respect to the vesting of restricted stock or RSUs awards held by our named executive officer in fiscal year 2023. There were no outstanding stock options held by our named executive officers in fiscal year 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
John T. (Jack) McDonald	118,397	494,899
Michael D. Hill	101,668	424,972
Daniel Doman	88,740	372,052
Oliver Yates	45,000	188,100
Paul Miller	67,609	283,113

(1) Reflects the closing price of our common stock on the vesting date multiplied by the number of RSUs vested.

Executive Employment and Other Arrangements
A summary of our at-will employment agreements as of December 31, 2023 with our named executive officers and other arrangements with our named executive officers providing for potential employment termination-based compensation is set forth below.
John T. (Jack) McDonald. Mr. McDonald is party to an employment agreement with us dated March 28, 2017, as amended on March 13, 2019 and on November 12, 2020. This employment agreement has no specific term and constitutes at-will employment. Mr. McDonald’s employment agreement provides for a base salary of $325,000, subject to annual review and adjustment by the Board. Mr. McDonald is also eligible to receive employee benefits that are substantially similar to those of our other employees. His original employment agreement sets forth his target bonus, which was set at 100% of his then-current base salary. On March 13, 2019, Mr. McDonald and the Company entered into Amendment #1 to this employment agreement to increase his target bonus to 200%, with 25% being based upon our achievement of Adjusted EBITDA targets and 75% being based upon the achievement of acquisition targets. On November 12, 2020, Amendment #2 contained the same terms as Amendment #1, and noted that the amounts could be lower or greater contingent on actual performance. Payment of any bonus to Mr. McDonald is subject to approval by our Board.
Michael D. Hill. Mr. Hill is party to an employment agreement with us dated March 28, 2017, as amended on March 13, 2019 and on November 12, 2020. Mr. Hill’s employment has no specific term and constitutes at-will employment. Mr. Hill’s employment agreement, as amended, provides for a base salary of $300,000, subject to annual review and adjustment by the Board. Mr. Hill is also eligible to receive employee benefits that are substantially similar to those of our other employees. His employment agreement sets forth his target bonus, which is set at 125% of his base salary, with 50% being based upon our achievement of Adjusted EBITDA targets and 50% being based upon the achievement of acquisition targets.
Daniel Doman. Mr. Doman is party to an employment agreement with us dated November 1, 2022. Mr. Doman’s employment has no specific term and constitutes at-will employment. Mr. Doman’s employment agreement, provides for a base salary of $300,000, subject to annual review and adjustment by the Board. Mr. Doman is also eligible to receive employee benefits that are substantially similar to those of our other employees. His target bonus was set at 50% of Mr. Doman’s current base salary, with 50% being based upon our achievement of Adjusted EBITDA targets and 50% being based upon the achievement of acquisition targets.
Oliver Yates. Mr. Yates is a party to an employment agreement with us dated January 9, 2023. Mr. Yates’ employment has no specific term and constitutes at-will employment. Mr. Yates’ employment agreement provides for a base salary of $325,000, subject to annual review and adjustment by the Board. Mr. Yates is also eligible to receive employee benefits that are substantially similar to those of our other employees. Mr. Yates’ employment agreement allows him to participate in an annual sales commission plan. For 2023, his sales commission plan target was set at 100% of his salary.
Paul Miller. Mr. Miller was party to an employment agreement with us dated November 1, 2022. Mr. Miller’s employment had no specific term and constituted at-will employment. Mr. Miller’s employment agreement provided for a base salary of $300,000, subject to annual review and adjustment by the Board. Mr. Miller was also eligible to receive employee benefits that were substantially similar to those of our other employees. His target bonus was set at 50% of his then-current base salary. His employment agreement designated his bonus as 50% based upon our achievement of Adjusted EBITDA targets and 50% based upon the achievement of acquisition targets.

Potential Payments upon Termination or Change in Control
The information below describes certain compensation that would have become payable to our named executive officers under existing plans and contractual arrangements assuming a termination of employment and change of control of the Company had occurred on December 31, 2023 and based upon a price of $4.23 per share for our common stock, which was the closing price on NASDAQ on December 29, 2023 (the last trading day of 2023), given the named executive officers’ compensation and service levels as of such date. There can be no assurance that an actual triggering event would produce the same or similar results as those estimated if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different. As of December 31, 2023, we have cash severance arrangements for our named executive officers, partial acceleration of unvested equity awards, acceleration of unvested awards upon death or Disability, as well as “double trigger” vesting acceleration for equity awards of all named executive officers, each as described below.
Cash Severance Payments
As described above under “Executive Employment and Other Arrangements” the Company entered into an employment agreement with each of our named executive officers. Under these agreements if the named executive officer is terminated for any reason other than “cause” or resigns for “good reason” the Company will be obligated to pay him as severance (i) earned but unpaid bonus, (ii) 100% of his then current monthly base salary for 12 months, and (iii) reimburse him for any health care benefit continuation premiums for a period of 12 months, provided he timely elects continuation of coverage under COBRA or applicable state law; provided further, that such COBRA premium reimbursements shall terminate upon commencement of new employment by an employer that offers health care coverage to its employees.
Death or Disability
All equity awards contain provisions that accelerate the vesting of outstanding unvested awards upon the death or permanent disability of the holder. These provisions are generally applicable to all of our employees, including executive officers.
Acceleration of Equity Awards upon Termination without Cause or Resignation with Good Reason
The equity grant agreements with our named executive officers provide that if a named executive officer leaves for good reason or is terminated other than for cause (as each is defined in that named executive officer’s employment agreement) prior to completion of the vesting schedule the named executive shall vest in enough additional units or shares as is necessary so that the total vested units or shares equals the amount that would have vested as of the termination date assuming the vesting over thirty-six equal monthly installments starting on January 1 of the year of grant. This means that our named executive officers may receive no additional vesting, or up to two months of additional vesting, upon a termination without cause or a resignation for good reason.
Double Trigger Vesting Acceleration of Equity Awards
The equity award agreements provide for “double trigger” vesting acceleration of unvested awards, such that the vesting with respect to 100% of their outstanding and unvested awards will be accelerated in the event of their termination without cause or resignation with good reason in connection with change of control (as each is defined in the applicable equity grant documentation with such named executive officers).
Definitions
For purposes of each named executive’s equity grant documentation and employment agreement:
“Cause” means (i) Executive’s willful failure to perform the duties and obligations of executive’s position with the Company; (ii) any material act of personal dishonesty, fraud or misrepresentation taken by executive which was intended to result in substantial gain or personal enrichment of executive at the expense of the Company; (iii) executive’s violation of a federal or state law or regulation applicable to the Company’s business which violation was or is reasonably likely to be materially injurious to the Company; (iv) executive’s conviction of, or plea of nolo contendere or guilty to, a felony under the laws of the United States or any State, excluding felonies for minor traffic violation and vicarious liability (so long as executive did not know of the felony and did not willfully violate the law); or (v) executive’s material breach of the terms of that executive’s employment agreement or proprietary information agreement.
“Good Reason” means, (i) without executive’s consent, a material reduction of executive's duties or responsibilities relative to executive’s duties or responsibilities as in effect immediately prior to such reduction; provided, however, any reduction in executive's duties or responsibilities resulting solely from the Company being acquired by and made a part of a larger entity shall not constitute Good Reason; (ii) without executive’s written consent, a material reduction in the base salary of executive as in effect immediately prior to such reduction, unless such reduction is part of a reduction in expenses generally affecting senior executives of the Company; (iii) without executive's consent, a material reduction by the Company in the kind or level of employee benefits to which executive was entitled immediately prior to such reduction, with the result that executive's overall benefits package is materially reduced, unless such reduction is part of a reduction in benefits generally affecting senior executives of the Company or (iv) without executive’s consent, his relocation to a facility or a location more than twenty-five (25) miles from his present working locations. Good Reason shall not exist unless executive provides (i) notice to the Company within ninety (90) days of the initial existence of the condition triggering Good Reason and (ii) the Company the opportunity of at least thirty (30) days to cure such condition.
For purposes of each named executive’s equity documentation:
“Change in Control” generally means, (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (for purposes of this definition, a “Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; (ii) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Internal Revenue Code Section 409A. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
Potential Payments
The table below estimates payments and benefits that would have become payable to our named executive officers under the plans and contractual arrangements in effect on December 31, 2023 assuming a termination of employment and change of control of the Company had occurred on December 31, 2023 and based upon a price of $4.23 per share for our common stock, which was the closing price on NASDAQ on December 29, 2023 (the last trading day of 2023), given the named executive officers' compensation and service levels as of such date.

Name	Severance Payments upon Termination without Cause or Resignation for Good Reason(1) ($)	Acceleration of Equity Awards upon Termination without Cause or Resignation for Good Reason in Connection with a Change of Control ($)	Acceleration of Equity Awards upon Termination without Cause or Resignation for Good Reason not in Connection with a Change in Control ($)	Acceleration of Equity Awards upon Death or Disability ($)
John T. (Jack) McDonald	1,000,131	1,083,933	—	1,083,933
Michael D. Hill	693,208	549,896	—	549,896
Daniel Doman	458,009	521,707	—	521,707
Oliver Yates	664,926	380,700	—	380,700
Paul Miller (2)	450,000	440,626	—	440,626
(1) Includes earned but unpaid bonus as of December 31, 2023, assuming performance at target levels, continued salary payments for 12 months and reimbursement for health care benefit continuation premiums for 12 months.

(2) Mr. Miller stepped down from his position on January 31, 2024, received no severance and his unvested equity awards were forfeited.

CEO Pay Ratio
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. SEC rules for identifying the median employee allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
As determined in accordance with SEC rules, the 2023 annual total compensation was $2,915,546 for our CEO as reported in the Summary Compensation Table and $73,038 for our median employee, and the ratio of these amounts is $39.92 to $1.
As permitted by SEC rules, to identify our median employee, the Company elected to use the annual total cash compensation of each employee as of the end of 2023. For these purposes, annual total cash compensation included annual salary or hourly wages, 2023 grants of RSUs (grant date “fair value” per ASC 718), 2023 bonus earned, commissions paid, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records with all foreign currencies converted to U.S. dollars. All amounts were annualized for permanent employees who did not work for the entire year. The Company identified our median employee from 1,285 full-time and part-time workers who were included as employees on our payroll records during 2023. We did not exclude any employees pursuant to any permitted exclusion.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”
In accordance with the SEC’s Pay Versus Performance (“PvP”) rules, below is the required tabular disclosure for the Principal Executive Officer (“PEO”) and the average NEO (excluding the PEO) for reporting years 2020, 2021, 2022 and 2023.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(1)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(5) ($)	Total Shareholder Return(6)	Peer Group Total Shareholder Return(7)	Net Loss ($, in millions)	Adjusted EBITDA ($, in millions)
2023	2,915,546	1,065,152	1,286,574	604,442	11.9	221.1	179.9	64.4
2022	8,330,437	1,666,533	2,023,148	571,224	20.0	132.8	68.4	97.1
2021	9,090,588	(33,614)	4,395,365	1,078,429	50.2	206.8	58.2	96.7
2020	8,626,209	10,369,020	5,125,166	5,742,921	128.5	150.0	51.2	99.9

(1) The PEO in all reporting years is John T. (Jack) McDonald. The NEOs in the 2023 reporting year are: Michael D. Hill, Daniel Doman, Oliver Yates, and Paul Miller. The NEOs in the 2022 reporting year are: Michael D. Hill, Kin Gill, Daniel Doman, Ian Burk and Rodney C. Favaron. The NEOs in the 2021 reporting year are: Michael D. Hill, Kin Gill and Rodney C. Favaron. The NEOs in the 2020 reporting year are: Michael D. Hill, Rodney C. Favaron and Timothy W. Mattox.
(2) The dollar amounts reported are the amounts of total compensation reported for Mr. McDonald for each corresponding year in the “Total” column of the Summary Compensation Table (“SCT”). Refer to “Executive Compensation — 2023 Summary Compensation Table.”
(3) The dollar amounts reported represent the amount of compensation actually paid (“CAP”) to Mr. McDonald, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. McDonald during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. McDonald’s total compensation for each year to determine the CAP.
(4) The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEO) in the “Total” column of the SCT in each applicable year.
(5) The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to the NEOs’ (excluding the applicable PEO) total compensation for each year to determine the CAP.
(6) Represents the year-over-year value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019 in the Company. The Company has not paid any cash dividends and, therefore, the Cumulative TSR calculation on its Common Stock is based solely upon stock price appreciation or depreciation and does not include any reinvestment of cash dividends.
(7) The peer group used for this purpose is the Nasdaq Computer Technology Index, which is consistent with the disclosure required under Regulation S-K Item 201(e).

Pay Versus Performance Calculation Detail

	PEO				NEO AVERAGE
	2023	2022	2021	2020	2023	2022	2021	2020

Summary Compensation Table Total	$2,915,546	$8,330,437	$9,090,588	$8,626,209	$1,286,574	$2,023,148	$4,395,365	$5,125,166
Less: Reported Fair Value of Equity Awards(a)	$(2,325,000)	$(7,749,375)	$(8,319,184)	$(8,035,196)	$(910,013)	$(1,724,570)	$(3,989,417)	$(5,056,500)
Add: Year-End Fair Value of Equity Awards Granted in the Year and Remain Unvested	$845,997	$1,132,023	$744,002	$8,502,148	$306,673	$367,775	$982,933	$3,824,243
Add: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested	$(259,791)	$(221,378)	$(617,667)	$610,800	$(114,190)	$(127,923)	$(776,423)	$254,500
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$139,336	$439,625	$746,243	$769,776	$151,527	$247,244	$945,402	$1,636,069
Add: Changes in Fair Value of Equity Awards Granted in Prior Years that vested in the Year	$(250,936)	$(264,799)	$(1,677,596)	$(104,717)	$(116,129)	$(214,450)	$(479,431)	$(40,557)
Compensation Actually Paid	$1,065,152	$1,666,533	$(33,614)	$10,369,020	$604,442	$571,224	$1,078,429	$5,742,921
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year. Refer to Executive Compensation — Summary Compensation Table.
Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Adjusted EBITDA
•Relative TSR (the Company’s TSR as compared to a peer group established by the Compensation Committee)
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable and at-risk pay philosophy, with a significant portion of our named executive officer’ pay tied to our stock price performance, which is reflected in the CAP amounts shown in the tables above and below. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR
The relationship between (a) the amount of compensation actually paid to Mr. McDonald and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. McDonald) and (b) the Company’s cumulative TSR over the period is reflected below.

Compensation Actually Paid (CAP) vs Company TSR
$16,000,000
$8,000,000
$—
$(8,000,000)
$150.00
$100.00
$50.00
$—
$128.51
$50.24
$19.97
$11.85
2020
2021
2022
2023
PEO
NEOs Avg
Indexed TSR

Compensation Actually Paid and Net Loss
The relationship between (a) the amount of compensation actually paid to Mr. McDonald and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. McDonald) and (b) the Company’s net loss for the years ended December 31, 2020, 2021, 2022 and 2023 is reflected in the graph below.

Compensation Actually Paid (CAP) vs Net Loss
$16,000,000
$8,000,000
$—
$(8,000,000)
$100.00
$—
$(100.00)
$(200.00)
$(51.20)
$(58.20)
$(68.40)
$(179.90)
2020
2021
2022
2023
PEO
NEOs Avg
Net Loss (in millions)

Compensation Actually Paid and Adjusted EBITDA
As described above, Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, adjusted for depreciation and amortization expense, interest expense, net, other expense (income), net, provision (benefit) for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, purchase accounting adjustments for deferred revenue and impairment of goodwill. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted EBITDA when setting goals in the Company’s short-term incentive compensation program, as well as for setting goals for the performance-based RSUs that are awarded to the NEOs.
The relationship between (a) the amount of compensation actually paid to Mr. McDonald and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. McDonald) and (b) the Company’s Adjusted EBITDA for the years ended December 31, 2020, 2021, 2022 and 2023 is reflected below.

Compensation Actually Paid (CAP) vs Adjusted EBITDA
$16,000,000
$8,000,000
$—
$(8,000,000)
$105.00
$90.00
$75.00
$60.00
$99.90
$96.70
$97.10
$64.40
2020
2021
2022
2023
PEO
NEOs Avg
Adjusted EBITDA (in millions)

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The Company’s cumulative TSR from December 31, 2019 to December 31, 2023 was (88)% while the cumulative TSR of the peer group presented for this purpose, the Nasdaq Computer Technology Index, was 121% over the same period. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Executive Compensation – Compensation Discussion and Analysis.”
The following graph sets forth the Company’s cumulative TSR and the cumulative TSR of the peer group presented for this purpose, the Nasdaq Computer Technology Index, from December 31, 2019 to December 31, 2023.

Cumulative TSR of the Company
vs
Cumulative TSR of Peer Group
(Nasdaq Computer Technology Index)
$300
$200
$100
$—
$100
$150
$207
$133
$221
$100
$129
$50
$19.97
$11.85
2019
2020
2021
2022
2023
Company Cumulative TSR
Peer Group TSR
(Nasdaq Computer Technology Index)

AUDIT COMMITTEE REPORT
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Upland under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by our Board. The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.
In connection with the 2023 audit, the Audit Committee has:
•reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 with Ernst & Young LLP, the Company’s independent registered public accounting firm;
•discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and approved by the SEC; and
•received from and discussed with Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young LLP the firm’s independence from the Company and considered whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence from Company.
Based on the review and discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Ernst & Young LLP.
The members of the Audit Committee have been determined to be independent in accordance with the requirements of the Nasdaq listing standards and the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.
Respectfully submitted on *, 2024, by the members of the Audit Committee of the Board:

Stephen E. Courter (Chair)
David D. May
Teresa Miles Walsh
David Chung

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm and auditors of our consolidated financial statements for the fiscal year ending December 31, 2024.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for 2024. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of Upland and our stockholders. Representatives of EY are expected to be present at the Annual Meeting to make a statement if such representatives desire to do so and to respond to appropriate questions.
Fees Paid to Ernst & Young LLP
The following table sets forth the fees paid to our independent registered public accounting firm for the years ended December 31, 2023 and 2022.
Audit and Non-Audit Fees

	Years Ended
	2023	2022
Audit Fees (1)	$1,515,000	$1,630,000
Audit-Related Fees(2)	6,000	81,000
Tax Fees(3)	541,000	1,319,325
All Other Fees	—	—
Total	$2,062,000	$3,030,325
(1)    Audit fees relate to professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K and quarterly reviews of financial statements in our Quarterly Reports on Form 10-Q.
(2)    Audit-related fees represent services that were provided in connection with the issuance of consents and comfort letters.
(3) Tax fees relate to non-recurring technical fees associated with technical tax advice and international tax planning as well as tax compliance and tax return preparation services.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
We maintain an auditor independence policy that bans our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that our Audit Committee approve the audit and non-audit services and related budget in advance, and that our Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of our Audit Committee. In accordance with this policy, our Audit Committee pre-approved all services to be performed by our independent registered public accounting firm.
Vote Required
You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Approval of Proposal Two requires a “FOR” vote from a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present or represented by proxy and voting as a single class at the Annual Meeting.
Recommendation of the Board
The Board unanimously recommends that stockholders vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory or nonbinding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
Our Compensation Committee and our Board believe that our compensation program for our named executive officers, as described in the section titled “Executive Compensation – Compensation Discussion and Analysis,” the compensation tables and the related narratives and other materials in this Proxy Statement reflects our goals of linking our executive compensation with our performance. Our Compensation Committee and our Board believe that the executive compensation program is rational and effective in that it aligns the interests of our executive officers with both the short-term and long-term interests of our stockholders, and enables us to support, attract and retain the best talent and support a high-performance culture by rewarding excellence and achievement.
This proposal gives you as a stockholder the opportunity to endorse or not endorse the compensation of our named executive officers through the following resolution:
“RESOLVED, that the Company’s compensation program for named executive officers, as described in the section titled “Executive Compensation – Compensation Discussion and Analysis,” the compensation tables and the related narratives and other materials in this Proxy Statement are hereby approved.”
Because this vote is advisory, it will not be binding upon our Board or our Compensation Committee. However, our Compensation Committee will strongly consider the outcome of the vote when determining future executive compensation arrangements. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
Vote Required
You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Approval of Proposal Three requires a “FOR” vote from a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present or represented by proxy as a single class and voting at the Annual Meeting. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote.
Recommendation of our Board of Directors
The Board unanimously recommends that stockholders vote “FOR” the approval of the advisory vote on the compensation of our named executive officers.

PROPOSAL FOUR: APPROVAL OF THE UPLAND SOFTWARE, INC. 2024 OMNIBUS INCENTIVE PLAN

We are asking stockholders to approve the Upland Software, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), a copy of which is attached as Appendix A to this Proxy Statement.
We currently grant equity compensation under the Upland Software, Inc. 2014 Equity Incentive Plan (the “Prior Plan”). The Prior Plan is set to expire in November 2024. On February 21, 2024, our Board, at the recommendation of the Compensation Committee, approved the 2024 Plan, subject to approval by our stockholders at the Annual Meeting. If stockholders approve the 2024 Plan, it will become effective on the date of the Annual Meeting (the “Effective Date”) and no further awards will be made under the Prior Plan as of the Effective Date. Outstanding awards under the Prior Plan will remain outstanding and subject to the terms of the Prior Plan and the respective award agreements, until the vesting, expiration or lapse of such awards in accordance with their terms.
Approval of the 2024 Plan is intended to enable us to continue granting stock-based incentive awards, which our Board believes is a fundamental element of our compensation program and vital to our continued ability to attract and retain skilled people in our competitive industry. We use stock-based awards to align the financial interests of award recipients with those of the Company’s stockholders. We believe that providing an equity stake in the future success of our business encourages and motivates award recipients to strive to achieve our business goals and to increase stockholder value.
If this proposal is not approved by our stockholders, we generally will not be able to continue to issue stock-based incentive compensation after November 5, 2024. As a result, we would lose a critical compensation tool that enables us to compete for, incentivize and retain employees, directors and consultants.
Accordingly, we believe approving the 2024 Plan is in the best interest of our stockholders, and the Board unanimously recommends approval of the 2024 Plan.

Background
The cloud-based software industry is extremely competitive with an active and mobile talent pool. We believe that recruiting and retaining key employees in our industry requires having a sufficient number of shares available for grant as part of our equity compensation, and in turn, is a critical element of our overall compensation approach.
We have determined the size of the 2024 Plan taking into account a range of factors, including our historical equity grant practices as well as anticipated future needs. We have sized the share reserve in the 2024 Plan with the objective that it be sufficient for our needs for up to three (3) years of future equity awards. The exact rate at which we use shares under the 2024 Plan may be more or less than our anticipated future usage and will depend upon various unknown factors, such as our future stock price, participation levels, long-term incentive award mix and vehicles, and forfeiture rates.

Information Regarding 2024 Plan Share Reserve
The 2024 Plan provides for the issuance of up to 3,200,000 shares of common stock pursuant to awards granted under the 2024 Plan, plus the number of shares that remain available for future grants under the Prior Plan as of the date of the Effective Date, plus any shares covered by awards granted under the Prior Plan if the award (or a portion of such award) is forfeited, is canceled or expires without the issuance of shares.

The following table sets forth certain information, as of December 31, 2023, concerning shares of our common stock authorized for issuance under all of our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column) (1)
Equity compensation plans approved by stockholders	154,321	$11.44	737,581
Equity compensation plans not approved by stockholders	—	—	—
Total equity compensation plans	154,321	$11.44	737,581
(1)    Pursuant to the terms of the 2014 Plan, the number of shares available for issuance under the 2014 Plan was increased on the first day of each fiscal year in an amount equal to the lesser of (i) four percent (4%) of the outstanding shares of our Common Stock on the last day of the immediately preceding fiscal year, or (ii) such number of shares determined by the Board. This plan expires in 2024.

As of March 31, 2024, 183,494 shares of common stock remained available for future grants under the Prior Plan and there were 3,287,337 shares subject to outstanding awards under the Prior Plan. Additionally, as of March 31, 2024, there were 140,944 outstanding stock options that were previously granted under the Amended and Restated Upland Software, Inc. 2010 Stock Option Plan (the “2010 Plan”) and the Prior Plan. No future awards may be granted under the 2010 Plan and the Company no longer grants stock options under the Prior Plan; however, if the outstanding stock options were to be forfeited or otherwise canceled without the issuance of shares before the Effective Date, the shares underlying those stock options would become available for issuance under the Prior Plan. Accordingly, the maximum theoretical number of shares that could be issued under the 2024 Plan if (a) all outstanding stock options granted under the 2010 Plan were forfeited before the Effective Date and (b) all outstanding awards granted under the Prior Plan as of March 31, 2024 were forfeited, canceled or expired without issuance of shares after the Effective Date is 6,811,775 shares.
The table below shows the awards granted under the Prior Plan that were outstanding as of March 31, 2024:

Total number of stock options outstanding	140,944
Weighted average exercise price of outstanding options	$11.77
Weighted average remaining contractual life of outstanding options	2.13 years
Total number of shares subject to full value awards outstanding (including time-based RSUs and performance units) (1)	3,287,337
Total number of shares remaining available for future grant under the Prior Plan (2)	183,494
Total number of shares of common stock outstanding as of March 31, 2024	27,996,656
(1) The number of shares subject to full-value awards outstanding includes performance units outstanding assuming performance at target performance level.
(2) The Prior Plan is the only equity plan under which we may currently grant new equity awards. The number of shares remaining available for future grant under the Prior Plan assumes outstanding performance units are earned at target levels.
As of March 31, 2024, the closing price of our common stock as reported on Nasdaq was $3.09 per share.

Dilution, Burn Rate, and Equity Overhang
The Compensation Committee reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. Our average 3-year (i) gross burn rate is approximately 5.7%(1), (ii) net burn rate is 4.25%(2) , and the equity overhang is 7.4%(3) .
(1) Gross burn rate is calculated as (a) the number of new stock awards granted, divided by (b) the total number shares of common stock outstanding as of the end of the fiscal year.
(2) Net burn rate is calculated as (a) the number of new stock awards granted, net of stock awards cancelled and forfeited, divided by (b) the total number shares of common stock outstanding as of the end of the fiscal year.
(3) Equity overhang is calculated on a fully-diluted basis as (a) the number of shares subject to outstanding stock awards plus the number of shares available for grant under the Prior Plan, divided by (b) the number of shares subject to outstanding stock awards, plus the number of shares available for grant under the Prior Plan, plus the total number of shares of common stock outstanding as of the end of the fiscal year.

Best Practices
We recognize the dilutive impact of stock-based incentive awards on our stockholders. We strive to balance the impact of dilution with our need to attract and retain talent. As such, we have incorporated a number of shareholder-friendly practices into the 2024 Plan, including the following:
No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price or purchase price of any awards, shares delivered to or withheld by the Company to pay withholding taxes related to any awards, and unissued shares resulting from the settlement of SARs in stock will all count against the 2024 Plan’s share reserve. Additionally, shares purchased by the Company in the open market using the proceeds of option exercises would not become available for issuance as future awards under the 2024 Plan.
No Repricing of Stock Options or Stock Appreciation Rights Without Stockholder Approval. The 2024 Plan prohibits, without stockholder approval, actions to reprice, replace, or repurchase options or SARs when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.
Clawback. All awards granted under the 2024 Plan are subject to the Company’s clawback policies, pursuant to which the Company may recoup or seek reimbursement for erroneously awarded incentive compensation to executive officers and employees.
Limits on Non-Employee Director Compensation. The 2024 Plan includes a limit of $750,000 on the combined value of equity awards and cash compensation provided to any non-employee director in any fiscal year (or $1,000,000 in the calendar year in which a non-employee director commences service on the Board).
No Dividends on Unearned Awards. The 2024 Plan prohibits the payment of dividends or dividend equivalent rights on unearned full value awards (whether performance or time-based), and it does not permit dividend equivalents with respect to stock options and SARs, whether vested or unvested.
No Evergreen Provision; Stockholder Approval Required for Additional Shares. The 2024 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares of common stock authorized for issuance under the plan. The 2024 Plan authorizes a fixed share reserve. Therefore, we would have to obtain stockholder approval to increase the 2024 Plan’s share reserve.
No Discounted Stock Options or Stock Appreciation Rights. Stock options and SARs must be granted with an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or SAR is granted.
No “liberal change in control” definition. A change in control transaction must actually be consummated in order for the change in control provisions in the 2024 Plan to be triggered.
No Automatic Grants. The 2024 Plan does not provide for “reload” or other automatic grants to participants.
No Tax Gross-ups. The 2024 Plan does not provide for any tax gross-ups.

Shares Subject to the 2024 Plan
The number of shares authorized for issuance under the 2024 Plan (including pursuant to incentive stock options (“ISOs”)) is 3,200,000, plus the number of shares that remain available for future grants under the Prior Plan as of the date of the Effective Date, plus shares covered by awards granted under the Prior Plan if the award (or a portion of such award) is forfeited, is canceled or expires without the issuance of shares after the Effective Date. All share amounts authorized under the 2024 Plan will be subject to adjustment for stock splits and other changes in the Company’s capitalization. The shares issued pursuant to awards granted under the 2024 Plan may be shares that are authorized and unissued or issued shares that were reacquired by the Company.
In the case of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares as a class without the Company’s receipt of consideration, we will adjust (a) the maximum number and kind of shares reserved for issuance under the 2024 Plan, (b) the number and kind of shares covered by outstanding awards and, with respect to options and SARs, the exercise or base price per share, and (c) any other terms that the Compensation Committee determines requires adjustment, as proportionately adjusted. Any such adjustments shall be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2024 Plan.
Shares subject to awards that have been canceled, expired, forfeited, settled in cash, or otherwise not issued under an award will not count as shares issued under the 2024 Plan. The 2024 Plan provides that shares delivered to, or withheld by, the Company to pay the exercise price or purchase price of any awards or to pay withholding taxes related to any awards, unissued shares resulting from the settlement of SARs in stock, and shares purchased by us in the open market using the proceeds of option exercises will not be returned to the 2024 Plan’s share reserve.

The plan administrator may issue awards in settlement or assumption of, or in substitution for, outstanding awards in connection with the Company or its subsidiary acquiring another entity, an interest in another entity or an additional interest in another entity in connection with a merger, stock purchase, asset purchase or other form of transaction, and the shares underlying such awards will not be counted against the share limit. Additionally, to the extent permitted by the rules of the stock exchange on which are shares of common stock are listed, available shares under a stockholder approved plan of an acquired company, as appropriately adjusted to reflect such acquisition, may be used for awards under the 2024 Plan without reducing the 2024 Plan share reserve.

Certain Plan Terms and Conditions
The summary of the 2024 Plan provided herein sets forth the principal features of the 2024 Plan. This summary does not purport to be a complete description of all of the provisions of the 2024 Plan. It is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached as Appendix A to this proxy statement.
General. The 2024 Plan permits the Company to issue stock options (non-qualified options and ISOs), SARs, restricted stock, restricted stock units, performance units, dividend equivalent rights and other equity and cash awards.
Eligibility. Employees, non-employee directors and consultants of the Company and any parent or subsidiary entities would be eligible to receive awards under the 2024 Plan. As of March 31, 2024, we had approximately 1,070 employees, 5 non-employee directors and approximately 595 consultants who could become eligible to be selected to receive awards under the 2024 Plan. Such persons are eligible to participate in the 2024 Plan on the basis that such participation provides an incentive, through ownership of our common stock, to continue in service to us and any parent and subsidiary entities, and to help us compete effectively with other enterprises for the services of qualified persons.
Limit on Awards to Directors. The 2024 Plan includes a limit of $750,000 on the combined value of equity awards and cash compensation provided to any non-employee director in any fiscal year (or a limit of $1,000,000 in the calendar year in which a non-employee director commences service on the Board).
Share Reserve. The maximum number of shares of common stock that may be issued pursuant to the 2024 Plan is described above under the heading “Shares Subject to the 2024 Plan.”
Administration. Generally, the Compensation Committee will administer the 2024 Plan, unless the Board elects to administer the 2024 Plan or the Board or the Compensation Committee authorizes one or more officers or employees to administer the 2024 Plan with respect to awards granted to employees or consultants. Subject to the terms of the 2024 Plan, the administrator may determine and interpret the terms and conditions of awards, select the employees, directors and consultants who will receive awards, determine the exercise price of any options, the number of shares subject to awards, the vesting schedule and exercisability of awards, whether and when an award vests and performance goals are achieved, adjustments to performance goals or results to take into account changes in law or other extraordinary or unforeseeable, nonrecurring or infrequently occurring circumstances, the restrictions on transferability of awards and the form of consideration payable upon exercise or settlement of an award. The Board or the Compensation Committee may also delegate any or all of its powers and duties under the 2024 Plan to a subcommittee of directors or to one or more officers or employees of the Company, provided that such delegation does not violate applicable law or result in the loss of an exemption under Rule 16b-3(d)(1) of the Securities Exchange Act of 1934.
Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2024 Plan prohibits repricing of any outstanding stock option or SAR awards without the prior approval of our stockholders. Specifically, without prior approval of our stockholders, the Company may not (a) reduce the per share exercise price of an option or base amount of a SAR, (b) cancel, surrender, replace or otherwise exchange any outstanding option or SAR where the fair market value of a share of our common stock underlying such option or SAR is less than its per share exercise price or base amount for a new stock option or SAR, another award, cash, shares or other securities or (c) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the our shares of common stock are listed or quoted.
Stock Options. The 2024 Plan will allow for the grant of non-qualified stock options and ISOs. ISOs may be granted only to employees. Non-qualified stock options may be granted to employees, directors and consultants. The exercise price of all options granted under the 2024 Plan must at least be equal to the fair market value of our common stock on the date of grant, and the term of an option granted under the 2024 Plan may not exceed ten years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term of an ISO must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. After the service of an employee, director or consultant terminates, the option may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights (SARs). The 2024 Plan will allow for the grant of SARs. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of a SAR will be no less than 100% of the fair market value per share on the date of grant and a SAR will not have a term of more than 10 years. After the continuous service of an employee, director or consultant terminates, the SAR may be exercised, to the extent vested, for the period of time specified in the SAR agreement. However, a SAR may not be exercised later than the expiration of its term.
Restricted Stock Awards. The 2024 Plan will allow for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to forfeiture.
Restricted Stock Units and Performance Stock Units. The 2024 Plan will allow for the grant of time-based restricted stock units and performance-based restricted stock units, or performance units. Restricted stock units and performance units are awards that will result in payment in shares or cash to a recipient at the end of a specified period if applicable vesting or other criteria established by the administrator are achieved or the award otherwise becomes eligible for settlement. The administrator may impose whatever conditions to vesting, or restrictions and conditions to settlement, that it determines to be appropriate. The administrator may establish vesting conditions or restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made in shares of our common stock, cash or a combination thereof.
Dividends and Dividend Equivalents. Dividends may be credited with respect to restricted stock awards and dividend equivalents may be credited with respect to other awards (other than stock options and SARs). However, participants are not entitled to receive any such credited dividends or dividend equivalents unless and until the award upon which the dividend or dividend equivalent is based vests. The administrator may determine to pay such dividends or dividend equivalent rights in cash or to convert into additional awards.
Other Awards. The 2024 Plan also provides for the issuance of other awards relating to the Company’s shares (including shares or share-based awards that are not subject to vesting conditions or other restrictions) and cash-based awards.
Terms of Awards. Subject to the terms of the 2024 Plan, the administrator will determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. Subject to compliance with applicable tax and other laws, awards under the 2024 Plan may be deferred pursuant to any deferred compensation plan or program that we may adopt.
Performance Goals. The 2024 Plan allows for vesting, payment, settlement and other entitlements with respect to awards to be subject to items or events that contain vesting or other terms that relate to one or more performance goals. Such performance goals may be based on (by way of example and not as an exhaustive list) one of, or combination of the following: cash flow, earnings measures (including earnings per share and earnings before interest, taxes and/or amortization and/or depreciation), stock price, return on equity, total stockholder return, return on capital, return on assets or net assets, revenue (including revenue from direct labor, subcontractors or any other category), income or net income, operating income or net operating income, operating profit or net operating profit, operating margin or profit margin, return on operating revenue, market share, contract win, renewal or extension, days sales outstanding, contract bookings, cost control, cash management, debt reduction, customer satisfaction, delivery schedule, cycle-time improvement, productivity, quality, workforce diversity, comparisons to budget items, implementation or completion of specified projects or processes, employee turnover, forecast accuracy of any performance criteria, staff hiring, and/or completion of mergers or acquisitions.
Additionally, the administrator may adjust performance goals or evaluation of performance with respect to performance goals to take into account unusual or unanticipated occurrences or events, including asset write-downs, litigation, claims, judgments, settlements, currency fluctuations and other non-cash charges, changes in applicable law, rule or regulation or accounting principles, accruals for reorganization and restructuring programs, costs incurred in the pursuit of acquisition opportunities, strikes, delays or similar disruptions, macroeconomic conditions, terrorism and other international hostilities, significant regional weather events asset write-downs, litigation or claim judgments or settlements, or any other significant unusual or infrequently occurring items or events.
Clawback. The 2024 Plan and all awards granted under the 2024 Plan would be subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee of the Board, may adopt or amend either prior to or following the Effective Date, including the Company policy adopted to conform to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the United States Securities and

Exchange Commission and that the Company determines should apply to awards. Any such policy may subject a participant’s awards and amounts paid or realized with respect to awards to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
Transferability of Awards. Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the award recipient, only by the award recipient. Awards other than incentive stock options will be allowed to be transferred (i) by will or by the laws of descent and distribution, (ii) during the lifetime of the award recipient, to the extent and in the manner authorized by the administrator, but only to the extent such transfers are made in accordance with applicable laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the award recipient and (iii) as otherwise expressly permitted by the administrator and in accordance with applicable laws.
Certain Adjustments. Subject to any required action by the Company’s stockholders, applicable laws and the change in control provisions as discussed below, (i) the number and kind of shares or other securities or property covered by any outstanding award, (ii) the number and kind of shares that have been authorized for issuance under the 2024 Plan, (iii) the exercise price, base amount or purchase price of any outstanding award and (iv) any other terms that the administrator determines require adjustment, will be proportionately adjusted for: (A) any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or similar transaction affecting the shares that would be considered an “equity restructuring” within the meaning of ASC 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718; (B) any other increase or decrease in the number of issued shares of our common stock effected without receipt of consideration by the Company; or (C) any other transaction with respect to the shares of our common stock, including any distribution of cash, securities or other property to stockholders (other than a normal cash dividend), a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), a “corporate transaction” as defined in Section 424 of the Internal Revenue Code of 1986 (the “Code”) or any similar transaction. Such adjustments to outstanding awards will be effected in a manner that is intended to preclude the enlargement or diminution of rights and benefits under such awards. Except as the administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made with respect to, the number or price of shares of our common stock subject to an award.
Changes in Control. Upon a merger, consolidation, reorganization or other transaction in which the Company does not survive or a change in control, all outstanding awards shall be treated in the manner described in the definitive transaction agreement to which the Company is a party (or, if there is no such agreement, in the manner determined by the administrator), which agreement or determination need not treat all awards in an identical manner. The treatment specified in the definitive transaction agreement or as determined by the administrator may include one or more of the following with respect to each outstanding award: (a) the cancellation of unvested awards, (b) the acceleration of vesting of awards, (c) the assumption or substitution of awards with appropriate adjustments as to the number and kind of shares or other securities or property and applicable exercise price, base amount or purchase price, (d) the cancellation of vested awards, together with a payment to the award recipients holding such vested awards so canceled of an amount based upon the consideration being paid per Share in connection with such transaction or change in control in cash or, in the sole discretion of the administrator, in the form of such other consideration necessary for an award recipient to receive property, cash or securities (or a combination thereof) as the award recipient would have been entitled to receive upon such transaction or change in control, if the award shares had been, immediately prior to such transaction or change in control, the holder of the number of shares covered by the award at such time, less any applicable exercise price or base amount; provided, however, that holders of vested options and vested SARs shall be entitled to such consideration only if the per-share consideration exceeds the applicable exercise price or base amount, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base amount, such vested options and vested SARs shall be cancelled for no consideration, or (d) the replacement of awards with a cash incentive program that preserves the value of the awards so replaced.
A change in control means, generally, (a) the acquisition by any person of 50% or more of the voting power of all classes of stock entitled to vote, (b) the current members of our Board, or their approved successors, cease to be a majority of the Board, or (c) a reorganization, merger, consolidation or sale or disposition of all or substantially all of our assets, unless our stockholders hold 50% or more of the voting power of the resulting company, no person owns 50% or more of the voting power of all classes of stock entitled to vote (except to the extent such ownership existed prior to the corporate transaction and at least a majority of the current members of our remain members of the Board following the corporate transaction. A transaction will not constitute a change in control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Plan Amendments and Termination. The 2024 Plan will have a term of ten years unless we terminate it sooner. In addition, our Board has the authority to amend, suspend or terminate the 2024 Plan, subject to stockholder approval in the event such approval is required by law. Upon expiration of the term, no further awards may be granted under the plan. No amendment, suspension or termination of the 2024 Plan or any award shall materially adversely affect the rights under any outstanding award without the holder’s written consent. However, an amendment that may cause an incentive stock option to become a non-qualified stock option or the administrator considers necessary or advisable to comply with applicable laws will not be treated as materially adversely affecting the rights under any outstanding award.
Certain Interests of Directors and Officers. In considering the recommendation of the Board with respect to the approval of the 2024 Plan, stockholders should be aware that, as discussed above and below, directors and officers are eligible to receive awards under the 2024 Plan. The Board recognizes that approval of this proposal may benefit our directors and officers and their successors.

CERTAIN U.S. FEDERAL TAX CONSEQUENCES
The following is a summary of U.S. federal taxes applicable to awards that may be provided under the 2024 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards, based on provisions of the Code and the regulations thereunder in effect on the date of this proxy statement. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirements of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Non-Qualified Stock Options. The grant of a non-qualified stock option under the 2024 Plan generally will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. Upon exercise of a non-qualified stock option, the award recipient is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the award recipient’s subsequent disposition of the shares of our common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
Incentive Stock Options. The grant of an incentive stock option under the 2024 Plan will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. An award recipient recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the award recipient has held the shares of our common stock. If the award recipient does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the award recipient will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the award recipient fails to satisfy either of the foregoing holding periods, the award recipient must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, may be entitled to a deduction equal to the amount of ordinary income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
The “spread” under an incentive stock option – i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an award recipient’s alternative minimum tax liability exceeds such award recipient’s regular income tax liability, the award recipient will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the award recipient must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of SARs generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A of the Code does not apply. Upon exercise, the award recipient will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Restricted Stock. Restricted stock will generally subject the recipient to ordinary compensation income on the excess of the amount paid for such shares of stock, if any, over the fair market value of the shares on the date that the restrictions lapse. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock are granted, the amount equal to the excess of the amount paid for such shares, if any, over the fair market value of the shares on the date of grant. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock are granted.
The Company (or a subsidiary) generally will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
Restricted Stock Units and Performance Units. Recipients of restricted stock units or performance units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A of the Code applies. Upon conversion, the award recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares received upon settlement of the restricted stock units or performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Other Stock-Based and Cash-Based Awards. Upon receipt of share-based awards, generally the value of shares and amount of cash received will be taxable as ordinary income to the participant. Upon receipt of cash in settlement of a cash-based award, a participant generally will recognize ordinary income equal to the cash received, and the Company (or a subsidiary) generally will be allowed a corresponding federal income tax deduction at that time, subject to potential deduction limitations under Sections 162(m) and 280G of the Code.
Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Code and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the 2024 Plan and any grants made under the 2024 Plan will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2024 Plan and any grants made under the 2024 Plan will be administered and interpreted in a manner consistent with this intent.
The foregoing is only a summary of the U.S. Federal income tax consequences of 2024 Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of an award recipient’s death or the tax laws of any municipality, state or foreign country to which the award recipient may be subject.

NEW PLAN BENEFITS
On January 29, 2024, the Compensation Committee granted the Company’s Chairman and Chief Executive Officer, John T. McDonald, a long-term performance based restricted stock unit award. If, over a three-year period, the maximum stockholder return goals under such performance award are achieved, up to 500,000 shares of common stock could be earned under the 2024 Plan (the “Contingent Award”). If those stockholder return goals are not achieved or if stockholders do not approve the 2024 Plan or another equity plan, no shares will be issued pursuant to the Contingent Award.
Except for the Contingent Award and the anticipated 2024 annual director awards noted below, awards under the 2024 Plan, if approved by stockholders, would be discretionary and no specific determination has been made as to the grant or allocation of awards under the 2024 Plan. Therefore, at this time the benefits that may be received by the Company’s employees, directors or consultants under the 2024 Plan are not presently determinable.
The following table provides information concerning the Contingent Award. No other awards have been granted under the 2024 Plan. If stockholders do not approve the 2024 Plan, the Contingent Award will automatically be canceled.

Name and Principal Position	Dollar Value ($)		Number of Units (#)
John T. McDonald - Chief Executive Officer and Chair	1,545,000	(1)	500,000	(2)
Michael D. Hill - Chief Financial Officer and Treasurer	-		-
Oliver Yates - Chief Sales Officer	-		-
Daniel Doman - Chief Product Officer	-		-
Paul K. Miller - Chief Operations Officer	-		-
All current executive officers as a group	1,545,000		500,000
All current directors who are not executive officers as a group (3)	875,000		283,172
Each nominee for election as a director	-		-
All current employees, including current officers who are not executive officers, as a group	-		-
(1) The dollar value was calculated by multiplying the number of shares that may be issued pursuant to the award under the 2024 Plan by $3.09, the closing price per share of our common stock on March 28, 2024 (last trading day of March 2024).
(2) Reflects the maximum number of shares that may be issued pursuant to the Contingent Award.
(3) Assumes RSU awards for five (5), non-employee directors valued at $175,000 each, currently estimated using $3.09, the closing price per share of our common stock on March 31, 2024, which will be adjusted based on when the grants are made.

Vote Required
You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Approval of Proposal Four requires a “FOR” vote from a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present at the meeting or represented by proxy as a single class and voting at the Annual Meeting. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of our Board of Directors
The Board unanimously recommends that stockholders vote “FOR” the approval of the Upland Software, Inc. 2024 Omnibus Incentive Plan.

PROPOSAL FIVE:
APPROVAL OF THE 2024 TAX BENEFIT PRESERVATION PLAN
Stockholders are being asked to approve the adoption by our Board of a Tax Benefit Preservation Plan in the form of a Tax Benefit Preservation Plan, by and between the Company and Broadridge Corporate Issuer Solutions, LLC., as Rights Agent (the “2024 Tax Benefit Preservation Plan”), a copy of which is attached as Appendix B to this Proxy Statement. On April 12, 2024, the Board authorized and directed the Company to present the 2024 Tax Benefit Preservation Plan to the Company’s stockholders for their consideration and approval at the Annual Meeting of stockholders. If our stockholders do not approve the 2024 Tax Benefit Preservation Plan at the Annual Meeting of stockholders, the Board shall not have the authority to implement the 2024 Tax Benefit Preservation Plan as designed.
The Board believes that the 2024 Tax Benefit Preservation Plan serves as an important tool to help protect potentially valuable assets of the Company. Through year-end 2023, as described below, the Company had net operating loss carryforwards (“NOLs”) of approximately $304 million worldwide, with approximately $101 million of usable U.S. Federal NOLs which could potentially be used to offset the Company’s future U.S. federal income tax expense. As discussed below, the Board believes the stockholders should assess the importance of this plan to the Company, so the Board has made its approval of the 2024 Tax Benefit Preservation Plan conditional on the approval by the Company’s stockholders.
Accordingly, we believe approving the 2024 Tax Benefit Preservation Plan is in the best interests of our stockholders, and the Board unanimously recommends approval of the 2024 Tax Benefit Preservation Plan.

Background
Like many companies, we have generated net operating losses that, under current tax laws, can be “carried forward” to offset our taxable income in future years. As of December 31, 2023, we had approximately $304 million of worldwide NOLs, of which the U.S. portion available is approximately $101 million. Additional information with respect to these NOLs is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 which we filed with the Securities and Exchange Commission on February 22, 2024.
On May 2, 2023, the Board adopted a similar tax benefit preservation plan (the “Prior Tax Benefit Preservation Plan”) to reduce the risk that we could experience an “ownership change” as defined in Section 382 (“Section 382”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). If an “ownership change” were to occur, it could substantially limit or in the case of our pre-2018 NOLs, potentially eliminate our ability to utilize our NOLs against future taxable income. While the amount and timing of our future taxable income cannot be predicted with any certainty and, accordingly, we cannot predict when we would be able to utilize our NOLs or in what amount, to the extent that the NOLs do not otherwise become limited, these NOLs are a valuable asset to us and may be material to our financials and enterprise value. The Prior Tax Preservation Plan expired on May 1, 2024. The Board has adopted, and has recommended that the stockholders of the Company approve, the 2024 Tax Benefit Preservation Plan in order to protect our ability to utilize our NOLs as described above. The 2024 Tax Benefit Preservation Plan is described further below and is substantially the same as the Prior Tax Benefit Preservation Plan except that the expiration of the 2024 Tax Benefit Preservation Plan will be two years and 364 days from the date of approval by the stockholders.
In general, under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that can be used to offset our federal taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit and there are several special rules that, depending on the rule involved, may apply to reduce or increase such limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or, in the case of our pre-2018 NOLs, in a material amount or all of such NOLs expiring unused and, therefore, significantly impair or eliminate the value of such NOLs. While we periodically monitor our NOLs and currently believe that we have not experienced a prior ownership change, the complexity of Section 382’s provisions make it difficult to determine whether an ownership change has in fact occurred. In addition, some of the limitations associated with Section 382 focus on the relative size of a corporation’s “non-business assets,” or investment assets (including cash, cash equivalents and marketable securities), to its total assets. In light of our current cash position, if we were to currently experience an ownership change, we could be required to reduce the value of our equity for purposes of determining the annual Section 382 limitation.

The 2024 Tax Benefit Preservation Plan, pursuant to which we intend to issue certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our common stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix B. The Board urges stockholders to read carefully the proposal, the items discussed below under the heading “Certain Considerations Related to the 2024 Tax Benefit Preservation Plan” and the full terms of the 2024 Tax Benefit Preservation Plan.
It is important to note that the 2024 Tax Benefit Preservation Plan does not offer a complete solution, and an ownership change may occur even if the 2024 Tax Benefit Preservation Plan is approved. The 2024 Tax Benefit Preservation Plan may deter, but ultimately cannot prevent, transfers of our common stock that could cause an ownership change. The limitations of the 2024 Tax Benefit Preservation Plan are described in more detail below.
The Board believes that the 2024 Tax Benefit Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or, in the case of our pre-2018 NOLs, eliminate, the potential benefits of our NOLs and, accordingly, to protect these valuable tax assets. Importantly, the Board recognizes that plans of this type may be viewed as containing anti-takeover measures and, in turn, while it supports and recommends the plan, it has not adopted the plan in advance of the stockholders meeting, as it believes the stockholders should assess the importance of this plan to the Company.

Approval of the 2024 Tax Benefit Preservation Plan
The proposal to approve the Board’s adoption of the 2024 Tax Benefit Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) as of the Record Date that are present in person or represented by proxy as a single class at the Annual Meeting and entitled to vote on such matter. As explained above, the Board believes the stockholders of the Company should approve the Board’s adoption of the 2024 Tax Benefit Preservation Plan in an effort to protect a potentially valuable asset and preserve our future ability to use our NOLs. In the event stockholders do not approve the Board’s adoption of the 2024 Tax Benefit Preservation Plan at the Annual Meeting, the Board will not implement the 2024 Tax Benefit Preservation Plan.

Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
•All stockholders who each own less than 5% of our common stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.
•Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
•A redemption or buyback of our common stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Description of the 2024 Tax Benefit Preservation Plan
The Rights
The Rights will be issued in respect of all shares of Common Stock outstanding on the Record Date. The Rights will initially trade with, and will be inseparable from, the Common Stock, and the record holders of shares of Common Stock will be the record holders of the Rights. The Rights will be evidenced only by certificates (or, in the case of uncertificated shares, by notations in the book-entry account system) that represent shares of Common Stock. Rights will also be issued in respect of any shares of Common Stock that shall become outstanding after the Record Date (including upon conversion of any shares of Series A Preferred Stock, par value $0.001 per share, of the Company) and, subject to certain exceptions specified in the 2024 Tax Benefit Preservation Plan, prior to the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below).
Exercise; Distribution Date; Transfer of Rights; Right Certificates
The Rights are not exercisable until the Distribution Date. After the Distribution Date, each Right will be exercisable to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Series B Preferred”), at a purchase price of $15.25 per one one-thousandth of a share of Series B Preferred (the “Purchase Price”), subject to adjustment as provided in the 2024 Tax Benefit Preservation Plan.
The “Distribution Date” is the earlier of (i) the close of business on the tenth day after the public announcement that a person or group has become an Acquiring Person (as defined below) or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person (the date described in this clause (i), the “Stock Acquisition Date”) and (ii) the close of business on the tenth business day (or such later date as the Board of Directors shall determine prior to such time as any person or group becomes an Acquiring Person) after the date that a tender or exchange offer by any person is commenced, the consummation of which would result in such person becoming an Acquiring Person. A person or group becomes an “Acquiring Person” upon acquiring beneficial ownership of 4.9% or more of the outstanding shares of Common Stock, except in certain situations specified in the 2024 Tax Benefit Preservation Plan, including if any person beneficially owns 4.9% or more of the Common Stock immediately prior to certification of the voting results of the Annual Meeting (until such time as such person shall, after certification of the voting results of the Annual Meeting, become the beneficial owner of one or more additional shares of Common Stock or, in the case of Ulysses Aggregator, LP, become the beneficial owner of, in the aggregate, a number of additional shares of Common Stock equal to 1% or more of the shares of Common Stock then outstanding).
Until the Distribution Date, the Rights will be transferred with and only with the Common Stock, and any transfer of shares of Common Stock will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the Common Stock and, as soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.
Expiration Date
The Rights will expire on the earliest of (a) the close of business on the day that is two years and 364 days following the certification of the voting results of the Annual Meeting, (b) the time at which the Rights are redeemed or exchanged pursuant to the 2024 Tax Benefit Preservation Plan, or (c) the time at which the Board of Directors determines that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes (such earliest date, the “Expiration Date”). “Tax Benefits” are NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.
Process to Seek Exemption
The 2024 Tax Benefit Preservation Plan includes a procedure whereby the Board of Directors will consider requests, prior to the Stock Acquisition Date, from any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.9% or more of the then outstanding shares of Common Stock. The Board of Directors will only grant an exemption in response to an exemption request if the Board of Directors determines that the acquisition of shares of Common Stock by the requesting person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits.

Consequences of a Person or Group Becoming an Acquiring Person
Flip-In Trigger. If any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the Purchase Price.
Flip-Over Trigger. If, after any person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or combination or 50% or more of its consolidated assets, cash flow or earning power are transferred, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person (or its parent) with whom the Company has engaged in the foregoing transaction having a market value of two times the Purchase Price.
Exchange Feature. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by an Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of Common Stock or fractions of Series B Preferred (such a share of Common Stock or a fraction of Series B Preferred, as applicable, an “Exchange Security”), at an exchange ratio of one Exchange Security per Right.
Redemption of the Rights
At any time before the Distribution Date, the Board of Directors may redeem the Rights in whole, but not in part, for $0.0001 per Right (the “Redemption Price”). The Redemption Price is payable, at the option of the Company, in cash, Common Stock or such other form of consideration as the Board of Directors shall determine. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Redemption Price will be subject to adjustment.
Amendment
For so long as the Rights are then redeemable, the Company may amend the 2024 Tax Benefit Preservation Plan in any manner. After the Rights are no longer redeemable, the Company may amend the 2024 Tax Benefit Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof).
Stockholder Rights
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company by virtue of holding such Right, including, without limitation, the right to vote and to receive dividends.
Anti-Dilution Provisions
The Board of Directors may adjust the Purchase Price, the number of shares of Series B Preferred issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Series B Preferred or Common Stock or certain other specified transactions. No adjustments to the Purchase Price of less than 1% are required to be made.
Description of the Series B Preferred
Each one one-thousandth of a share of Series B Preferred, if issued:
•Will not be redeemable.
•Will entitle holders to quarterly dividend payments of $0.001 per one one-thousandth of a share of Series B Preferred, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.
•Will entitle holders upon liquidation either to receive $0.001 per one one-thousandth of a share of Series B Preferred, or an amount equal to the payment made on one share of Common Stock, whichever is greater.
•Will have the same voting power as one share of Common Stock.
•If shares of Common Stock are exchanged as a result of a merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.
The value of one one-thousandth of a share of Series B Preferred should approximate the value of one share of Common Stock.

Certain Considerations Related to the 2024 Tax Benefit Preservation Plan
The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the 2024 Tax Benefit Preservation Plan is implemented. Please consider the factors discussed below in voting on this proposal.
Potential for IRS to Challenge to the Tax Benefits. The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an “ownership change,” which could limit the amount of our NOLs that we can use or, in the case of pre-2018 NOLs, eliminate our ability to use them altogether. The IRS has not audited or otherwise validated the amount of our NOLs. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the 2024 Tax Benefit Preservation Plan is in place.
Continued Risk of Ownership Change. Although the 2024 Tax Benefit Preservation Plan is a deterrent measure intended to reduce the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could be affected by many factors, including purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock notwithstanding the deterrent effects of the 2024 Tax Benefit Preservation Plan, decisions over which we have little or no effective control.
Potential Impact on Value. The 2024 Tax Benefit Preservation Plan could have a negative impact on the trading price and intrinsic value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.
Potential Effects on Liquidity. The 2024 Tax Benefit Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the 2024 Tax Benefit Preservation Plan reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire.
Potential Anti-Takeover Effect. While the 2024 Tax Benefit Preservation Plan is not intended to prevent, or even discourage, a proposal to acquire us, it may have a potential anti-takeover effect because an Acquiring Person may have its ownership interest diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the 2024 Tax Benefit Preservation Plan may be to render more difficult or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. However, as is the case with traditional shareholder rights plans, the 2024 Tax Benefit Preservation Plan should not interfere with any merger or other business combination approved by the Board.
Actions of Related Persons. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.
Vote Required
You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Approval of Proposal Five requires a “FOR” vote from a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-converted basis) present at the meeting or represented by proxy as a single class and voting at the Annual Meeting. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote. In the event the stockholders do not approve the Board’s adoption of the 2024 Tax Benefit Preservation Plan, the Board will not implement the 2024 Tax Benefit Preservation Plan.
Recommendation of our Board of Directors
The Board unanimously recommends that stockholders vote “FOR” the approval of our 2024 Tax Benefit Preservation Plan.

OTHER MATTERS

Meeting Admission. You are entitled to attend the Annual Meeting only if you were an Upland stockholder at the close of business on April 12, 2024, or hold a valid proxy for the Annual Meeting. If attending the meeting in person, you should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, meaning that you hold shares directly with Broadridge (“registered holders”), the inspector of election will have your name on a list, and you will be able to gain entry with a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport. If you are not a stockholder of record but hold shares through a broker, bank, or nominee (“street name” or “beneficial” owners), in order to gain entry, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar.
Proxy Solicitation. Solicitation of proxies will be primarily by mail. We will bear the cost of soliciting proxies from stockholders.
In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies by telephone, internet, or otherwise. These directors, officers and employees will not be additionally compensated for the solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries, and other custodians who hold our Common Stock of record for beneficial owners for forwarding to such beneficial owners. We may also reimburse persons representing beneficial owners of our Common Stock for their reasonable expenses incurred in forwarding such materials.
Stockholders who authorize their proxies through the internet should be aware that they may incur costs to access the internet, such as usage charges from telephone companies or internet service providers and these costs must be borne by the stockholder.
Inspector of Election. Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of election to tabulate stockholder votes for the Annual Meeting.
Stockholder List. Upland’s list of stockholders as of April 12, 2024 will be available for inspection for 10 days prior to the Annual Meeting. If you want to inspect the stockholder list, please call our Investor Relations department at (512) 960-1031 to schedule an appointment.
2025 Stockholder Proposals or Nominations. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2025 proxy statement. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices in care of our Corporate Secretary by one of the means discussed below in the section entitled “Communicating with Us.” Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. We must receive all submissions no later than the close of business (5:00 p.m. Central Standard Time) on December 31, 2024. Any submissions received after this time and date will be considered untimely.
We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Nominating and Governance Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals. For information on recommending individuals for consideration as nominees, see the section of this Proxy Statement entitled “Corporate Governance—Director Nomination Procedures.”
In addition, under our Bylaws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2025 Annual Meeting must give notice to our Corporate Secretary between *, 2025 and *, 2025, unless the notice also is made pursuant to Rule 14a-8. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to our stock. If the 2025 Annual Meeting is held more than 30 days prior to or 60 days after the one-year anniversary of the 2024 Annual Meeting, then the stockholder notice must be received by our Corporate Secretary not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting date and not later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting date or (ii) the tenth day following the day on which public announcement of the 2025 Annual Meeting date is first made. We will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. The Bylaws were filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February 4, 2020. To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
Communicating with Us. Visit our main Internet site at http://www.uplandsoftware.com for information on our products and services, marketing programs, worldwide locations, customer support, and job listings. Our Investor Relations site at http://investor.uplandsoftware.com contains stock information, earnings and conference call replays, our annual report, corporate governance and historical financial information, and links to our SEC filings. We do not incorporate the information contained on, or accessible through, our corporate websites into this Proxy Statement.
If you would like to contact us, call our Investor Relations department at (512) 960-1031, or send correspondence to Upland Software, Inc., Attn: Investor Relations, 401 Congress Avenue, Suite 1850, Austin, Texas 78701.
If you would like to communicate with our Board, see the procedures described in the section of this Proxy Statement entitled “Corporate Governance – Communications with the Board of Directors.” You can also contact our Corporate Secretary at Upland Software, Inc., Attn: Corporate Secretary, 401 Congress Avenue, Suite 1850, Austin, Texas 78701 to communicate with the Board, suggest a director candidate, make a stockholder proposal, provide notice of an intention to nominate candidates or introduce business at the Annual Meeting, or revoke a prior proxy instruction.
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Upland stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials, including the Notice of Internet Availability of proxy material, until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of our Annual Report or Proxy Statement mailed to you, please submit a request to our Corporate Secretary, Upland Software, Inc., 401 Congress Avenue, Suite 1850, Austin, Texas 78701, or call our Investor Relations Department at (512) 960-1031, and we will promptly send you what you have requested. You can also contact our Investor Relations department at the phone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Whether or not you plan to attend the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors

John T. McDonald
Chief Executive Officer and Chair
Austin, Texas
*, 2024

APPENDIX A-
Upland Software, Inc. 2024 Omnibus Incentive Plan

UPLAND SOFTWARE, INC.
2024 OMNIBUS INCENTIVE PLAN
1.Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company.
2.Definitions. The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement. If a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.
a.“Applicable Laws” means the requirements applicable to the Plan and Awards under (i) any U.S. or non-U.S. federal, state or local law, statute, ordinance, rule, regulation or published administrative guidance or position, (ii) the rules of any stock exchange or national market system and (iii) generally accepted accounting principles or international financial reporting standards.
b.“Award” means an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or Other Award.
c.“Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto.
d.“Beneficial Ownership” has the meaning defined in Rule 13d-3 under the Exchange Act.
e.“Board” means the Board of Directors of the Company.
f.“Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or, in the absence of such then-effective written agreement and definition, is based on, in the determination of the Board, the Grantee’s:
i.failure to perform duties (other than as a result of death or Disability) as are reasonably requested by the Company, provided such requested duties are not inconsistent with the duties of the Grantee’s job position, after written notice and a 10-day opportunity to cure (if curable);
ii.willful misconduct, gross negligence or reckless disregard of the Grantee’s duties or of the interest or property of the Company or any Related Entity;
iii.intentional disclosure to an unauthorized person of confidential information or trade secrets of the Company or a Related Entity;
iv.act of fraud against, misappropriation from, or dishonesty to either the Company or a Related Entity or any other party or engaging in conduct that has, or could reasonably be expected to have, an adverse impact on the reputation or business of the Company or any Related Entity, or that results in his improper gain or personal enrichment to the detriment of the Company or any Related Entity;
v.commission of a felony or a lesser crime involving dishonesty, fraud, theft, wrongful taking of property, embezzlement, bribery, forgery, extortion; or other crime involving moral turpitude; or
vi.illegal drug use, abuse of controlled substances, or habitual insobriety.
g.“Change in Control” means the occurrence of any of the following events:
i.the acquisition by any Person of Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (3) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) below;
ii.consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities that had Beneficial Ownership of the Company’s outstanding securities immediately prior to such Corporate Transaction have Beneficial Ownership, directly or indirectly, of more than 50% of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s then outstanding equity securities and the combined voting power of the then outstanding voting securities, (B) no Person (excluding any employee benefit plan or related trust of the Company, a Related Entity or a corporation or other entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership of the Company existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation (or other governing board of a non-corporate entity) resulting from such Corporate Transaction were members of the Incumbent Board (as defined in subsection (iii)) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or
iii.individuals who, as of the date the Plan was adopted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after the date the Plan was adopted whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least 2/3 of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.
With respect to Awards that are “deferred compensation” under Section 409A of the Code, to the extent necessary to avoid incurring adverse tax consequences under Section 409A of the Code with respect to such Awards, each of the foregoing events shall only be deemed to be a Change in Control for purposes of the Plan to the extent such event qualifies as a “change in control event” for purposes of Section 409A of the Code. For purposes of subsection (ii) above, “all or substantially all of the assets of the Company” means assets of the Company and each Related Entity that, in the aggregate, have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company and each Related Entity, in the aggregate, immediately prior to the acquisition or acquisitions, and gross fair market value means the value of the assets determined without regard to any liabilities associated with such assets. For clarity, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
h.“Code” means the Internal Revenue Code of 1986.
i.“Committee” means the Compensation Committee of the Board or any other committee composed of members of the Board that is appointed by the Board or the Compensation Committee of the Board to administer the Plan and constituted in accordance with Applicable Laws. Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board or the Committee.
j.“Company” means Upland Software, Inc., or any successor entity that adopts the Plan in connection with a Corporate Transaction.
k.“Consultant” means any natural person and other permitted recipients under the Applicable Laws (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
l.“Continuous Service” means that the provision of services to the Company and any Related Entities in any capacity as an Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company or any Related Entity in any capacity as an Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity as an Employee, Director or Consultant (in each case, except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Committee, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of an Incentive Stock Option, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then employment will be deemed terminated on the first day immediately following such three-month period and the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the date that is three months and one day following such deemed termination of employment.
m.“Director” means a member of the Board or the board of directors or board of managers of any Related Entity.
n.“Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which a Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides services does not have a long-term disability policy in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless the Grantee furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.
o.“Dividend Equivalent Right” means a right granted under the Plan entitling the Grantee to compensation measured by dividends paid to stockholders with respect to Shares.
p.“Effective Date” has the meaning set forth in Section 13.
q.“Employee” means any employee of the Company or any Related Entity.
r.“Exchange Act” means the Securities Exchange Act of 1934.
s.“Fair Market Value” means, as of any date, the value of a Share determined as follows:
i.if the Shares are listed on one or more established stock exchanges or national market systems, the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported);
ii.if the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the closing sales price for a Share as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported); or
iii.in the absence of an established market for the Shares of the type described in (i) and (ii) above, the Fair Market Value shall be determined by the Committee in good faith and in a manner consistent with Applicable Laws.
t.“Good Reason” means, with respect to the termination by a Grantee of the Grantee’s Continuous Service, that such termination is for “Good Reason” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, means the occurrence of any of the following events or conditions unless consented to by the Grantee: (i) a change in the Grantee’s authority, responsibilities or duties that represents a material and substantial diminution in the Grantee’s authority, responsibilities or duties; (ii) a material reduction in the Grantee’s base salary, provided, however, that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Grantee’s by approximately the same percentage amount shall not constitute such a salary reduction; or (iii) a change of more than 50 miles to the Grantee’s primary place of employment that represents a material increase in the Grantee’s commuting distance. Any such event or condition shall not constitute Good Reason unless (A) the Grantee provides the Company with written notice thereof no later than 90 days following the initial occurrence of such event or condition, (B) the Company fails to remedy such event or condition within 30 days after receipt of such notice and (C) the Grantee actually terminates his or her Continuous Service within 30 days after the expiration of such remedial period.
u.“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan (and any permitted transferee of an Award or Shares).
v.“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
w.“Non-Qualified Stock Option” means an Option that is not intended to, or that does not, qualify as an incentive stock option within the meaning of Section 422 of the Code.
x.“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act.
y.“Option” means an option to purchase Shares granted under the Plan.
z.“Other Award” means an entitlement to Shares or cash (other than an Option, SAR, Restricted Stock or Restricted Stock Unit) granted under the Plan that may or may not be subject to restrictions upon issuance, as established by the Committee.
aa.“Parent” means a “parent corporation,” whether now or hereafter existing, of the Company, as defined in Section 424(e) of the Code.
ab.“Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act).
ac.“Plan” means this Upland Software, Inc. 2024 Omnibus Incentive Plan, as may be amended, modified or restated from time to time.
ad.“Prior Plan” means the Upland Software, Inc. 2014 Equity Incentive Plan.
ae.“Post-Termination Exercise Period” means, with respect to an Option or SAR, the period commencing on the Termination Date and ending on the date specified in the Award Agreement during which the vested portion of the Option or SAR may be exercised.
af.“Related Entity” means any (i) Parent or Subsidiary or (ii) other entity controlling, controlled by or under common control with the Company.
ag.“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to specified restrictions on transfer, forfeiture provisions and other specified terms and conditions.
ah.“Restricted Stock Unit” means a right granted under the Plan entitling the Grantee to receive the value of one Share in cash, Shares or a combination thereof.
ai.“SAR” means a stock appreciation right granted under the Plan entitling the Grantee to Shares or cash or a combination thereof, as measured by appreciation in the value of a Share.
aj.“Section 409A” means Section 409A of the Code.
ak.“Securities Act” means the Securities Act of 1933.
al.“Share” means a share of the common stock of the Company.
am.“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof; provided, however, that for purposes of determining whether any individual may be a Grantee for purposes of any grant of an Incentive Stock Option, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.
an.“Termination Date” means the date of termination of a Grantee’s Continuous Service, subject to Section 7(c)(ii).
3.Stock Subject to the Plan.
a.Subject to Sections 3(b) and 10, the maximum number of Shares that may be issued pursuant to all Awards (including Incentive Stock Options) is equal to the sum of (i) 3,200,000 Shares, plus (ii) any Shares that, as of the Effective Date, have been reserved but not issued pursuant to any awards granted under the Prior Plan and are not subject to any awards granted thereunder, plus (iii) any Shares subject to awards granted under the

Prior Plan that, after the Effective Date, are forfeited, canceled or expire (whether voluntarily or involuntarily) without the issuance of Shares. The Shares to be issued pursuant to the Awards may be authorized, but unissued, or reacquired Shares.
b.Any Shares covered by an Award (or portion of an Award) that (i) is forfeited, is canceled or expires (whether voluntarily or involuntarily) without the issuance of Shares or (ii) is granted in settlement or assumption of, or in substitution for, an outstanding award pursuant to Section 6(d), shall be deemed not to have been issued for purposes of determining the maximum number of Shares that may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, such Shares shall become available for future issuance under the Plan. The following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares covered by an Award that are surrendered or withheld in payment of the Award’s exercise or purchase price (including pursuant to the “net exercise” of an Option pursuant to Section 7(b)(vi)), or in satisfaction of tax withholding obligations with respect to an Award, and (ii) shares of Common Stock repurchased on the open market with the proceeds of any Option exercise price. If a SAR payable in Shares is exercised, such exercise shall reduce the maximum aggregate number of Shares which may be issued under the Plan by the gross number of Shares subject the SAR (or, if less than the entire SAR is exercised, by the gross number of Shares subject to the portion of the SAR that is exercised).
4.Administration of the Plan.
a.Plan Administration. Unless determined otherwise by the Board, the Plan shall be administered by the Committee; provided, that with respect to Awards granted to Employees or Consultants who are neither Directors nor Officers, to the extent permitted by Applicable Law, the Board or the Committee may also authorize one or more Officers or Employees to administer the Plan and to grant such Awards, subject to such limitations and conditions as the Board or Committee deems appropriate, and to the extent such administrative authority has been so delegated, references in the Plan and Award Agreements to the “Committee” shall be deemed to be references to the Officers or Employees to whom such authority has been delegated.
b.Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its discretion:
i.to select the Employees, Directors and Consultants to whom Awards may be granted;
ii.to determine whether, when and to what extent Awards are granted;
iii.to determine the number of Shares or the amount of cash or other consideration to be covered by each Award;
iv.to approve forms of Award Agreements;
v.to determine the terms and conditions of any Award, including the vesting schedule, forfeiture provisions, payment contingencies, purchase price and any performance goals, and whether to waive or accelerate any such terms and conditions;
vi.to grant Awards to Employees, Directors and Consultants residing outside the U.S. or to otherwise adopt or administer such procedures or sub-plans on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan or comply with Applicable Laws;
vii.to amend the terms of any outstanding Award, subject to Section 14(c);
viii.to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Grantee or of the Committee;
ix.to establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees;
x.to construe and interpret the terms of the Plan and Awards, including any Award Agreement;
xi.to approve corrections in the documentation or administration of any Award; and

xii.to take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision or interpretation made, or action taken, by the Committee in connection with the administration of the Plan shall be final, conclusive and binding on all Grantees.
a.No Repricings. Notwithstanding anything in the Plan to the contrary, except as provided in Sections 10 and 11, the following actions shall not be taken without the requisite prior affirmative approval of the Company’s stockholders: (i) reduce the exercise price or base amount, as applicable, of any Options or SARs, (ii) cancel, surrender, replace or otherwise exchange any outstanding Option or SAR where the Fair Market Value of the Shares underlying such Option or SAR is less than its exercise price or base amount, as applicable, of such Option or SAR for a new Option or SAR, another Award, cash, Shares or other securities or (iii) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed or quoted.
b.Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by Applicable Laws on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such individual is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such individual shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5.Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, any Option or SAR intended to qualify as an exempt “stock right” under Section 409A may only be granted with respect to “service recipient stock” (as defined in Section 409A).
6.Terms and Conditions of Awards.
a.Types of Awards. The Committee may award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR or a similar right with a fixed or variable price related to the Fair Market Value of the Shares. Such awards may include Options, SARs, Restricted Stock, Restricted Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two or more of them in any combination. Vesting, payment, settlement and other entitlements with respect to an Award may be conditioned upon such items or events as the Committee may determine, including the passage of time, Continuous Service, the occurrence of one or more events or the satisfaction of one or more performance goals selected by the Committee, either individually, alternatively or in any combination, applied to the Company as a whole or to a business unit, group, division and/or Subsidiary, and measured over an annual or other period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee. Such performance goals may include (by way of example and not as an exhaustive list): cash flow, earnings measures (including earnings per share and earnings before interest, taxes and/or amortization and/or depreciation), stock price, return on equity, total stockholder return, return on capital, return on assets or net assets, revenue (including revenue from direct labor, subcontractors or any other category), income or net income, operating income or net operating income, operating profit or net operating profit, operating margin or profit margin, return on operating revenue, market share, contract win, renewal or extension, days sales outstanding, contract bookings, cost control, cash management, debt reduction, customer satisfaction, delivery schedule, cycle-time improvement, productivity, quality, workforce diversity, comparisons to budget items, implementation or completion of specified projects or processes, employee turnover, forecast accuracy of any performance criteria, staff hiring, and/or completion of mergers or acquisitions. Performance Goals need not be measured in accordance with generally accepted accounting principles and may include such adjustments as may be determined by the Committee. Additionally, the Committee may adjust Performance

Goals or evaluation of performance with respect to Performance Goals to take into account unusual or unanticipated occurrences or events, including asset write-downs, litigation, claims, judgments, settlements, currency fluctuations and other non-cash charges, changes in applicable law, rule or regulation or accounting principles, accruals for reorganization and restructuring programs, costs incurred in the pursuit of acquisition opportunities, strikes, delays or similar disruptions, macroeconomic conditions, terrorism and other international hostilities, significant regional weather events asset write-downs, litigation or claim judgments or settlements, or any other significant unusual or infrequently occurring items or events.
b.Dividends and Dividend Equivalent Rights. Dividends may be granted in connection with Restricted Stock, and Dividend Equivalent Rights may be granted in connection with Awards other than Options, SARs and Restricted Stock; provided, that dividends and Dividend Equivalents will only be paid with respect to Restricted Stock and Awards other than Options and SARs if and to the extent the Award (or portion of the Award to which the Dividend or Dividend Equivalent relates) vests.
c.Designation of Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Any Option designated as an Incentive Stock Option shall comply with the requirements of Section 422 of the Code, including the requirement that Incentive Stock Options may only be granted to individuals who are employed by the Company. Notwithstanding any designation as an Incentive Stock Option, to the extent the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under this Plan or any other stock plan maintained by the Company or any of its affiliates) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. If the Code is amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
d.Acquisitions and Other Transactions. The Committee may issue Awards in settlement or assumption of, or in substitution for, outstanding awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction. Any Shares issuable pursuant to such Awards shall not reduce the Share limit set forth in Section 3(a). Additionally, available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under the Plan and shall not reduce the Share limit set forth in Section 3(a), except as required by the rules of any applicable stock exchange.
e.Term of Award. The term of each Award, if any, shall be the term stated in the Award Agreement; provided, however, that the term of an Award shall be no more than 10 years from the grant date. In the case of an Incentive Stock Option granted to a Grantee who, on the grant date, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, the term of the Incentive Stock Option shall be no more than five years from the grant date. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
f.Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Awards other than Incentive Stock Options shall be transferable (i) by will or by the laws of descent and distribution, (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Committee, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee and (iii) as otherwise expressly permitted by the Committee and in accordance with Applicable Laws.
g.Grant Date of Awards. The grant date of an Award shall, for all purposes, be the date on which the Committee makes the determination to grant such Award, or such later date as determined by the Committee.
7.Exercise Price, Base Amount or Purchase Price, Consideration and Taxes.
a.Exercise Price, Base Amount or Purchase Price. The exercise price, base amount or purchase price, if any, for an Award shall be as follows:
i.In the case of an Incentive Stock Option:

1.granted to an Employee who, on the grant date, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the Fair Market Value on the grant date; or
2.granted to any Employee other than an Employee described in the preceding clause (A), the per Share exercise price shall not be less than 100% of the Fair Market Value on the grant date.
ii.The per Share exercise price of an Option and the base amount of a SAR shall be such price as determined by the Committee in accordance with Applicable Laws; provided, that, other than an Option or SAR issued pursuant to Section 6(d) or adjusted pursuant to Section 10, the per Share exercise price of an Option and the base amount of a SAR shall not be less than the Fair Market Value on the grant date.
b.Consideration. In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan, and subject to Applicable Laws, the following:
i.cash;
ii.check;
iii.wire transfer;
iv.surrender of Shares, or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require, that have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise or purchase price of the Award;
v.with respect to Options, payment through a broker-assisted cashless exercise program;
vi.with respect to Options, payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value on the exercise date less the exercise price per Share, and the denominator of which is such Fair Market Value (with the number of net Shares to be received rounded down to the nearest whole number of Shares); or
vii.any combination of the foregoing methods of payment.
The Committee may grant Awards that do not permit all of the foregoing forms of consideration to be used in payment for the Shares or that otherwise restrict one or more forms of consideration.
a.Taxes.
i.A Grantee shall, no later than the date as of which taxes are required by Applicable Laws to be withheld with respect to an Award, pay to the Company or a Related Entity, or make arrangements satisfactory to the Committee regarding payment of, such withholding taxes. The obligations of the Company under the Plan shall be conditional on the making of such payment or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Committee may require or may permit a Grantee to elect that the withholding requirement be satisfied in whole or in part, by having the Company withhold or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding with respect to an Award or such other amount that will not cause adverse accounting consequences for the Company and is permitted under Applicable Laws. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to an Award.
ii.The Plan and Awards (and payments and benefits thereunder) are intended to be exempt from, or to comply with, Section 409A, and, accordingly, to the maximum extent permitted, the Plan, Award Agreements and other agreements or arrangements relating to Awards shall be interpreted accordingly. Notwithstanding anything to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, (A) a Grantee shall not be considered to have terminated Continuous Service and no payment or benefit shall be due to the Grantee under the Plan or an Award until the Grantee would be considered to have incurred a “separation from service”

from the Company and the Related Entities within the meaning of Section 409A and (B) if the Grantee is a “specified employee” (as defined in Section 409A), amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan or an Award during the six-month period immediately following the Grantee’s separation from service shall instead be paid or provided on the first business day after the date that is six months following the Grantee’s separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan or an Award shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits provided under the Plan or an Award will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment or benefit. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A, and the Company, the Related Entities and their respective employees, officers, directors, agents and representatives (including legal counsel) will not have any liability to any Grantee with respect to any taxes, penalties, interest or other costs or expenses the Grantee or any related party may incur with respect to or as a result of Section 409A or for damages for failing to comply with Section 409A.
8.Exercise of Options and SARs.
a.Procedure for Exercise.
i.An Option or SAR shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.
ii.An Option or SAR shall be deemed exercised when written notice of such exercise has been given to the Company (or a broker pursuant to Section 7(b)(v)) in accordance with the terms of the Award by the Grantee and, if applicable, full payment for the Shares with respect to which the Option or SAR is exercised has been made (together with applicable tax withholding).
b.Exercise Following Termination of Continuous Service. If a Grantee’s Continuous Service terminates, all or any portion of the Grantee’s Options or SARs that were vested at the Termination Date (including any portion thereof that vested as a result of such termination) may be exercised during the applicable Post-Termination Exercise Period. Except as otherwise determined by the Committee or as set forth in the Grantee’s Award Agreement, if the Grantee’s Options or SARs are unvested on the Termination Date (and do not vest as a result of such termination), or if the vested portion of the Grantee’s Options or SARs is not exercised within the applicable Post-Termination Exercise Period, the Options and SARs shall terminate.
i.Termination for Cause. Except as otherwise determined by the Committee or set forth in the Grantee’s Award Agreement, upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise an Option or SAR (whether vested or unvested) shall terminate concurrently with the termination of the Grantee’s Continuous Service.
ii.Change in Status. If a Grantee’s status changes from Employee to Consultant or non-Employee Director, the Employee’s Incentive Stock Option shall automatically become a Non-Qualified Stock Option on the day that is three months and one day following such change of status.
iii.Termination Due to Disability. If a Grantee’s Continuous Service terminates as a result of Disability, if such Disability is not a “permanent and total disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically become a Non-Qualified Stock Option on the day that is three months and one day following such termination.
c.Extension If Exercise Prevented by Applicable Laws. Notwithstanding the foregoing, if the exercise of an Option or SAR during the applicable Post-Termination Exercise Period is prevented by the provisions of Section 9, the Option or SAR shall remain exercisable until the 30th day (or such later date as determined by the Committee) after the date the Grantee is notified by the Company that the Option or SAR is exercisable, but in no event later than the expiration date of the term of such Option or SAR specified in the Award Agreement and only in a manner and to the extent permitted under Section 409A.
9.Conditions upon Issuance of Shares. If the Committee determines that the delivery of Shares with respect to an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares with respect to an Award shall be suspended until the Committee determines that such delivery is lawful. An Incentive Stock Option may not be exercised until the Plan has been approved by the stockholders of the Company. The Company shall have no obligation to effect any registration or qualification of the Shares under Applicable Laws. A

Grantee’s right to exercise an Award may be suspended for a limited period of time if the Committee determines that such suspension is administratively necessary or desirable. In no event shall the Company issue fractional Shares.
10.Adjustments upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, Applicable Laws and Section 11, (a) the number and kind of Shares or other securities or property covered by each outstanding Award, (b) the number and kind of Shares that have been authorized for issuance under the Plan, (c) the exercise price, base amount or purchase price of each outstanding Award and (d) any other terms that the Committee determines require adjustment, shall be proportionately adjusted for: (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended or any successor accounting standard; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to the Shares, including any distribution of cash, securities or other property to stockholders (other than a normal cash dividend), a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), a “corporate transaction” as defined in Section 424 of the Code or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Any such adjustments to outstanding Awards shall be effected in a manner that is intended to preclude the enlargement or diminution of rights and benefits under such Awards. Except as the Committee determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
11.Change in Control. Upon a merger, consolidation or other reorganization in which the Company does not survive or a Change in Control, all outstanding Awards shall be treated in the manner described in the definitive transaction agreement to which the Company is a party (or, if there is no such agreement, in the manner determined by the Committee), which agreement or determination need not treat all Awards in an identical manner. The treatment specified in the definitive transaction agreement or as determined by the Committee may include one or more of the following with respect to each outstanding Award:
i.the cancellation of unvested Awards;
ii.the acceleration of vesting of Awards;
iii.the assumption or substitution of Awards with appropriate adjustments as to the number and kind of Shares or other securities or property and applicable exercise price, base amount or purchase price;
iv.the cancellation of vested Awards, together with a payment to the Grantees holding such vested Awards so canceled of an amount based upon the consideration being paid per Share in connection with such transaction or Change in Control in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Grantee to receive property, cash or securities (or a combination thereof) as the Grantee would have been entitled to receive upon such transaction or Change in Control, if the Grantee had been, immediately prior to such transaction or Change in Control, the holder of the number of Shares covered by the Award at such time, less any applicable exercise price or base amount; provided, however, that holders of vested Options and vested SARs shall be entitled to such consideration only if the per-Share consideration exceeds the applicable exercise price or base amount, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price or base amount, such vested Options and vested SARs shall be cancelled for no consideration; or
v.the replacement of Awards with a cash incentive program that preserves the value of the Awards so replaced.
1.Non-Employee Director Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value of Awards (determined in accordance U.S. generally accepted accounting principles) that may be granted during any calendar year to any Director who is not an Employee, when combined with cash compensation paid by the Company to such Director with respect to the same calendar year (whether or not such cash compensation is deferred), shall not exceed $750,000; provided, that the limit set forth in this sentence shall be $1,000,000 in the calendar year in which a Director who is not an Employee commences service on the Board. This limit will not be increased except with stockholder approval.
2.Effective Date and Term of Plan. The Plan shall become effective on *, 2024, the date it was first approved by the stockholders of the Company (the “Effective Date”). The Plan shall continue in effect for a term of 10 years from the earlier of its adoption by the Board or its approval by the stockholders of the Company, unless sooner terminated pursuant to Section 14(a).
3.Amendment, Suspension or Termination of the Plan or Awards.
a.The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

a.No Award may be granted during any suspension of the Plan or after termination of the Plan.
b.No amendment, suspension or termination of the Plan or any Award shall materially adversely affect the Grantee’s rights under an Award without the Grantee’s written consent; provided, however, that an amendment or modification that (i) may cause an Incentive Stock Option to become a Non-Qualified Stock Option or (ii) the Committee considers, in its sole discretion, necessary or advisable to comply with, take into account or otherwise respond to Applicable Laws, shall not be treated as materially adversely affecting the Grantee’s right under an outstanding Award.
4.Clawback, Repayment or Recapture Policy. Notwithstanding anything to the contrary, to the extent allowed under Applicable Laws, unless otherwise determined by the Committee, all Awards, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy implemented by the Company, to the extent set forth in such policy and/or in an Award Agreement or other agreement with the Grantee.
5.Limitation of Liability. The Company is under no duty to ensure that Shares may legally be delivered under the Plan, and shall have no liability in the event such delivery of Shares may not be made.
6.No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with the Grantee’s right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.
7.No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a compensation or benefit plan, program or arrangement of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of such plans, programs or arrangements. The Plan is not a “pension plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974.
8.Unfunded Obligation. A Grantee shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan or an Award shall be unfunded and unsecured obligations for all purposes, including Title I of the Employee Retirement Income Security Act of 1974. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, to create any trusts, or to establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, that the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. A Grantee shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
9.Construction. The following rules of construction shall apply to the Plan and Award Agreements. Captions and titles are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan or Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the word “or” is not intended to be exclusive, unless the context clearly requires otherwise. The words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The words “writing” and “written” and comparable words refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Any reference to any federal, state or other statute or law shall be deemed also to refer to such statute or law as amended, and to all rules and regulations promulgated thereunder. References to “stockholders” shall be deemed to refer to “shareholders” to the extent required by Applicable Laws. References to the Company or any Related Entity shall include such entity’s successors.

10.Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable.
11.Governing Law. Except as otherwise provided in an Award Agreement, the Plan, the Award Agreements and any other agreements or arrangements relating to Awards shall be interpreted and construed in accordance with the laws of Delaware, without regard to the conflicts of laws rules of such state, to the extent not preempted by federal law. If any provision of the Plan, the Award Agreements or any other agreements or arrangements relating to Awards is determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by Applicable Laws and the other provisions shall nevertheless remain effective and shall remain enforceable.

APPENDIX B-
2024 Tax Benefit Preservation Plan

TAX BENEFIT PRESERVATION PLAN
by and between
Upland Software, Inc.
and
Broadridge Corporate Issuer Solutions, LLC
as Rights Agent
Dated as of [__], 2024

Page

TAX BENEFIT PRESERVATION PLAN

6......... Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated,

TAX BENEFIT PRESERVATION PLAN
Tax Benefit Preservation Plan, dated as of [__], 2024 (this “Plan”), by and between Upland Software, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent (the “Rights Agent”). All capitalized terms used in this Plan shall have the meanings ascribed to such terms in Section 1 or as otherwise defined elsewhere in this Plan.
RECITALS
WHEREAS, at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), the Company stockholders approved the adoption by the Board of Directors of the Company (the “Board”) of this Plan;
WHEREAS, on [__], 2024, the Board adopted this Plan, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock outstanding at the close of business on [__], 20242 (the “Record Date”), and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date, each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series B Junior Participating Preferred Stock, par value $0.0001 per share (the “Series B Preferred”), of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series B Junior Participating Preferred Stock attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22; and
WHEREAS, the Company has generated net operating losses for U.S. federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the NOLs and other tax benefits on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
1.Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:
1.1“Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.9% or more of the Common Stock then outstanding, but shall not include (a) an Exempt Person or (b) any Existing Holder, unless and until such time as such Existing Holder shall, after the certification of the voting results of the 2024 Annual Meeting, become the Beneficial Owner of one or more additional shares of Common Stock or, in the case of Ulysses Aggregator, LP and its Affiliates and Associates only, become the Beneficial Owner of, in the aggregate, a number of additional shares of Common Stock equal to 1% or more of the shares of Common Stock then outstanding (other than, in each case with respect to any Existing Holder, pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or on the Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred”), of the Company in Series A Preferred or in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) an Exempt Acquisition), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.9% or more of the Common Stock then outstanding. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of either (x) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% or more of the Common Stock then outstanding or (y) an Exempt Acquisition; provided, however, that if a Person shall become an Acquiring Person solely by reason of share purchases by the Company or an Exempt Acquisition and shall, after such share purchases by the Company or Exempt Acquisition, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or on the Series A Preferred in Series A Preferred or in Common Stock, (B) a split or subdivision of the outstanding Common Stock or (C) an Exempt Acquisition), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.9% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable (as determined, in good faith, by the
2 To be the date that is 10 days after the date of this Plan.

Board) a sufficient number of shares of Common Stock or Series A Preferred so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.
1.2“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (a) would be deemed constructively owned by such first Person for purposes of Section 382, (b) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (c) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382.
1.3A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:
1.3.1which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (a) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (b) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (c) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;
1.3.2which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or
1.3.3of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (a) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (i) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (ii) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (b) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board may determine in any specific case.
Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.
No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.5“close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
1.6“Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.0001 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.
1.7“Distribution Date” shall mean the earlier of (a) the close of business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (b) the close of business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the close of business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act), if upon consummation thereof, such Person would become an Acquiring Person.
1.8“Exempt Acquisition” shall mean any increase in Beneficial Ownership by any holder of one or more additional shares of Common Stock, solely as a result of (a) equity granted to the officers, employees and members of the board of directors of the Company and any Subsidiary of the Company in their capacity as such officers, employees and directors, (b) the vesting of any equity compensation awards, options, warrants, rights or similar interests granted to any Person by the Company or any Subsidiary of the Company (including as a result of an adjustment to the number of shares of Common Stock represented by any such equity compensation award, option warrant, right, or similar interest pursuant to the terms thereof), or (c) any transaction deemed to be an “Exempt Transaction” in accordance with Section 28.
1.9“Exempt Person” shall mean (a) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (b) any Person deemed to be an “Exempt Person” in accordance with Section 28.
1.10“Existing Holder” shall mean any Person who, immediately prior to the certification of the voting results of the 2024 Annual Meeting, is the Beneficial Owner of 4.9% or more of the Common Stock then outstanding.
1.11“Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
1.12“Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
1.13“Section 382” means Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.
1.14“Stock” means with respect to any Person, such Person’s (a) common stock, (b) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (c) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).
1.15“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
1.16“Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.
1.17“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.
1.18“Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.
1.19“Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.
1.20The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NASDAQ	9
Original Rights	1.3.2
Plan	Preamble
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Rights Certificate	3.1
Rights Agent	Preamble
Securities Act	1.11
Security	11.4.1
Series B Preferred	Recitals
Spread	11.1.3
Substitution Period	11.1.3
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1

2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the Company shall notify the Rights Agent in writing ten (10) Business Days prior to such appointment, and the respective duties of the Rights Agent and any such other rights agents shall be as the Company shall determine, and the Company will notify, in writing, the Rights Agent and any co-rights agents of any such respective duties; provided that such duties and determination are consistent with the terms and provisions of this Plan. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.
3.Issuance of Rights Certificates.
3.1Rights Evidenced by Stock Certificates. Until the Distribution Date, (a) the Rights (unless earlier expired, redeemed or terminated) will be evidenced by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Rights Certificates) and not by separate certificates, and (b) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign (provided the Company makes available all necessary information and documents (with e-mail being sufficient) in a form reasonably satisfactory to the Rights Agent) and the Company (or, if requested by the Company, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Rights Certificate”), evidencing one Right (subject to adjustment as provided herein) issued to holders of Common Stock for each share of Common Stock so held; provided, however, that notwithstanding anything to the contrary herein, the Company may choose to use book entry in lieu of physical certificates, in which case “Rights Certificates” shall be deemed to mean the uncertificated book entry representing the related Rights. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
3.2New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock (including upon conversion of the Series A Preferred), disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between Upland Software, Inc. (the “Company”) and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent, dated as of [__], 2024 (as the same may be amended from time to time, the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.
With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.
Notwithstanding this Section 3.2, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
Notwithstanding anything to the contrary contained in this Plan, shares of Common Stock, shares of Series A Preferred and Series B Preferred and Rights (and any securities issuable on their exercise) may be issued, evidenced and transferred by book-entry and not represented by physical certificates. Where shares of Common Stock, shares of Series A Preferred and Series B Preferred and Rights (and any securities issuable on their exercise) are held in uncertificated form, they shall be held subject to the terms and conditions of this Plan applicable to certificated shares or Rights, and the Company and the Rights Agent shall cooperate in all respects to give effect to the intent of the provisions contained herein.
4.Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Rights Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Series B Preferred as shall be set forth therein at the price per one one-thousandth of a share of Series B Preferred set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Series B Preferred and the Purchase Price shall be subject to adjustment as provided herein.
5.Countersignature and Registration. The Rights Certificates (a) shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer or the Secretary of the Company, either manually, by facsimile signature or other recorded electronic form; (b) shall have affixed thereto the Company’s seal (if any) or a facsimile thereof; and (c) shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually, by facsimile signature or other recorded electronic form. The Rights Certificates shall be countersigned, either manually, by facsimile signature or other recorded electronic form, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Rights Certificates hereunder. No Rights Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such Person was not such an officer.
Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates.
6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Series B Preferred as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Rights Certificate or Rights Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose, along with such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate or Rights Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate or Rights Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request and paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer. Thereupon, the Rights Agent shall, subject to the provisions of this Plan, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of Rights Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up or combination or exchange of such Rights Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Plan which requires the payment by such Rights holder of applicable taxes and/or governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid. The Rights Agent may require the owner of any lost, stolen or destroyed

Rights Certificate, or their legal representative, to provide to the Rights Agent a bond sufficient to indemnify the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Rights Certificate or the issuance of any such new Rights Certificate.
Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
7.Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series B Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (a) the close of business on [__], 20273 (the “Final Expiration Date”), (b) the time at which the Rights are redeemed as provided in Section 23, (c) the time at which the Rights are exchanged as provided in Section 27, or (d) the time at which the Board determines that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.
7.2Purchase. The Purchase Price for each one one-thousandth of a share of Series B Preferred pursuant to the exercise of a Right shall be initially $15.25, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3Payment Procedures. Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series B Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (a)(i) requisition from any transfer agent of the Series B Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series B Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (ii) if the Company shall have elected to deposit the total number of shares of Series B Preferred issuable upon exercise of the Rights hereunder with a depositary agent and provides written notice of such election to the Rights Agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Series B Preferred as are to be purchased (in which case certificates for the Series B Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (b) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (c) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Rights Certificate, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (d) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Rights Certificate, or upon the order of the registered holder of such Rights Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
7.4Partial Exercise. In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.
3 To be the date that is two years and 364 days from the date of stockholder approval of this Plan.

7.5Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company and the Rights Agent shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request.
8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.
9.Reservation and Availability of Capital Stock.
9.1The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Series B Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
9.2So long as the Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the Nasdaq Global Market (“NASDAQ”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on NASDAQ and/or such other exchange or market, upon official notice of issuance and delivery of any other required documentation upon such exercise.
9.3The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
9.4From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series B Preferred upon the exercise of Rights, to register and qualify such Series B Preferred under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement or filings that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
9.5The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Series B Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates for the Series B Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series B Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.
10.Series B Preferred Record Date. Each Person in whose name any certificate for Series B Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series B Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series B Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series B Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Rights Certificate shall not be entitled to any rights of a holder of Series B Preferred (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11.Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Series B Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1Post-Execution Events.
11.1.1 Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (a) declare and pay a dividend on the Series B Preferred payable in Series B Preferred, (b) subdivide the outstanding Series B Preferred, (c) combine the outstanding Series B Preferred into a smaller number of shares of Series B Preferred or (d) issue any shares of its capital stock in a reclassification of the Series B Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series B Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2 Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series B Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (such number of shares being referred to as, the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (i) any Acquiring Person or any Affiliate or Associate of an Acquiring Person, (ii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of any Acquiring Person (or any Affiliate or Associate of an

Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become null and void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Rights Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Rights Certificates as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3 Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series B Preferred or fraction thereof such that the then current per share market price of one share of Series B Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (a) determine the excess of (i) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (ii) the Purchase Price (such excess, the “Spread”) and (b) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (i) cash, (ii) a reduction in the Purchase Price, (iii) Series B Preferred, (iv) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such Series B Preferred Stock, other preferred stock, other equity securities and fractions thereof constituting a “common stock equivalent”), (v) debt securities of the Company, (vi) other assets or (vii) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (b) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series B Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Trigger Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.
11.2Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series B Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series B Preferred (or securities having the same rights, privileges and preferences as the Series B Preferred (“equivalent preferred stock”)) or securities convertible into Series B Preferred or equivalent preferred stock at a price per share of Series B Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series B Preferred or equivalent preferred stock) less than the then current per share market price of the Series B Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series B Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series B Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series B Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then-current per share market price and the denominator of which shall be the number of shares of Series B Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series B Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series B Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.3Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Series B Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series B Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series B Preferred and the denominator of which shall be such then-current per share market price of the Series B Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
11.4Current Per Share Market Value.
11.4.1 General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (a) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (b) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to take into account such event. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2 Series B Preferred. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series B Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the then-current per share market price of the Series B Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series B Preferred shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then-current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series B Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series B Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series B Preferred, “current per share market price” of the Series B Preferred shall mean the fair value per share as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Series B Preferred shall be equal to the “current per share market price” of one share of Series B Preferred divided by 1,000.

11.5Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Series B Preferred or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.
11.6Shares Other Than Series B Preferred. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series B Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series B Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series B Preferred shall apply on like terms to any such other shares.
11.7Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Series B Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8Effect of Adjustments on Existing Rights. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Series B Preferred (calculated to the nearest one-hundred thousandth of a share of Series B Preferred) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Series B Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Series B Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Series B Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
11.10Rights Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Series B Preferred issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Series B Preferred which were expressed in the initial Rights Certificates issued hereunder.
11.11Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Series B Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series B Preferred or other such shares at such adjusted Purchase Price.
11.12Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series B Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series B Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
11.13Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series B Preferred, issuance wholly for cash of any of the Series B Preferred at less than the then-current market price, issuance wholly for cash of Series B Preferred or securities which by their terms are convertible into or exchangeable for Series B Preferred, dividends on Series B Preferred payable in Series B Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series B Preferred shall not be taxable to such stockholders.
11.14Company Not to Diminish Benefits of Rights. After the later of the Stock Acquisition Date and Distribution Date, the Company will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any

Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (a) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (b) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (c) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock, Series A Preferred Stock or the Series B Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock, Series A Preferred Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying, and may rely conclusively, on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
13.Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
13.1Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock or Series A Preferred Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (c) the Company (or one or more of its Subsidiaries) shall sell or otherwise transfer (for the avoidance of doubt, in any manner whatsoever, including by way of lease, sublease, license or sublicense and whether or not for value), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Series B Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable and (B) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) such Principal Party shall take such steps as may be necessary to assure that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:
13.2.1prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
13.2.2use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on NASDAQ and/or such securities exchange;
13.2.3deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
13.2.4obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (v) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (w) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (a) through (c) of this Section 13.1 if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (a) through (c) of this Section 13.1.
13.2Principal Party. “Principal Party” shall mean:
13.2.1in the case of any transaction described in clauses (a) or (b) of the first sentence of Section 13.1: (a) the Person that is the issuer of the securities into which the Common Stock or Series A Preferred Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (b) if no securities are so issued, (A) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (B) if the Person that is the other party to the merger does not survive the merger, the

Person that does survive the merger (including the Company if it survives) or (C) the Person resulting from the consolidation; and
13.2.2in the case of any transaction described in clause (c) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;
provided, however, that in any such case described in the foregoing Section 13.2.1 or Section 13.2.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (a) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (b) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (c) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (a) and (b) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
14.Fractional Rights and Fractional Shares.
14.1Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then-current market value of a whole Right. For the purposes of this Section 14.1, the then-current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the then-current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
14.2Cash in Lieu of Fractional Shares of Series B Preferred. The Company shall not be required to issue fractions of shares of Series B Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series B Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series B Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series B Preferred). Interests in fractions of shares of Series B Preferred in integral multiples of one one-thousandth of a share of Series B Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series B Preferred represented by such depositary receipts. In lieu of fractional shares of Series B Preferred that are not integral multiples of one one-thousandth of a share of Series B Preferred, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then-current per share market price of one share of Series B Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.4Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
15.Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, on such holder’s own behalf and for such holder’s own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of such holder’s right to exercise the Rights evidenced by such Rights Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Plan.
16.Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
16.1prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Stock;
16.2as of and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications properly completed and duly executed;
16.3the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
16.4notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right as a result of the inability of the Company or the Rights Agent to perform any of the Company’s or the Rights Agent’s obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.
17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series B Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
18.Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its affiliates, employees, officers, directors, representatives and advisors for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, settlement cost or expense (including the documented fees and expenses of legal counsel and including fees and expenses arising from enforcing its rights hereunder), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly or of enforcing its rights under this Plan. The costs and expenses incurred in enforcing this right of indemnification and defending against any claim of liability shall be paid by the Company. The provisions of this Section 18 and Section 20 shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The Rights Agent shall not be deemed to have any knowledge of any event for which it was supposed to receive notice of hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for the Series B Preferred or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons and shall not be obligated to verify the accuracy or completeness of such instrument, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document, or upon any written instructions or statements from the Company with respect to any matter relating to its acting as Rights Agent hereunder without further inquiry or examination on its part, or otherwise upon the advice or opinion of counsel as set forth in Section 20.1 hereof.
19.Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.
20.Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
20.1Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in good faith and in accordance with such advice or opinion.
20.2Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the current per share market price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the officers of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate from an officer of the Company as set forth in the preceding sentence.
20.3Standard of Care. The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary hereunder notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits or reputational harm), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.
20.4Reliance on Plan and Rights Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5No Responsibility as to Certain Matters. The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any modification or order of any court, tribunal or governmental authority in connection with the foregoing; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series B Preferred or other securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any Series B Preferred or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
20.6Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
20.7Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan and the Rights Agent shall have no duty to independently verify the accuracy or completeness of such advice or such instructions, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. The Rights Agent will not be held to have notice of any change of authority of any person until its receipt of written notice thereof from the Company. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan.
20.8Freedom to Trade in Company Securities. The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.
20.9Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable, liable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction).
20.10Incomplete Certificate. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or

Associate of an Acquiring Person) or any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
20.11Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon sixty (60) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Series B Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Rights Certificates by first-class mail of any such resignation. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice related thereto. The Company may remove the Rights Agent or any successor Rights Agent upon sixty (60) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series B Preferred, as applicable, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus or net assets, on a consolidated basis, of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series B Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company (excluding the Series A Preferred), in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
23.Redemption.
23.1Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date and (ii) the close of business on the Final Expiration Date, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being the “Redemption Price”). The Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
23.2Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.
24.Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series B Preferred or to make any other distribution to the holders of Series B Preferred, or (b) to offer to the holders of Series B Preferred rights or warrants to subscribe for or to purchase any additional Series B Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of the Series B Preferred (other than a reclassification involving only the subdivision of outstanding Series B Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series B Preferred, Series A Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series B Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series B Preferred, Series A Preferred Stock and/or Common Stock, whichever shall be the earlier.
In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series B Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
25.Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Upland Software, Inc.
401 Congress Ave., Suite 1850
Austin, Texas 78701
Attention: Matt Smith, General Counsel & Secretary
with a copy (which shall not constitute notice) to:
Morrison & Foerster LLP
701 Brazos Street, Suite 1100
Austin, Texas 78701
Attention: Steve Tyndall, Spencer Klein, Joseph Sulzbach

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Broadridge Corporate Issuer Solutions, LLC
51 Mercedes Way
Edgewood, New York 11717
Attention: Corporate Actions Department

with a copy to:

Broadridge Financial Solutions, Inc.,
2 Gateway Center
Newark, New Jersey 07102
legalnotices@broadridge.com
Attention: General Counsel
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.
26.Supplements and Amendments. For so long as the Rights are then redeemable, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights or Common Stock. At any time when the Rights are no longer redeemable, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (i) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any other holder of Rights that have become null and void pursuant to Section 11.1.2), (ii) cause this Plan again to become amendable other than in accordance with this sentence or (iii) cause the Rights again to become redeemable. Upon the delivery of a certificate from an officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided that such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The Rights Agent agrees that time is of the essence in connection with any supplement or amendment to this Plan that it is directed by the Company to execute in accordance with this Section 26. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with the Rights Agent or other third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, subscription, trading, issuance or distribution of the Rights (and shares of preferred stock (or fractions thereof) or shares of Common Stock), including use of book entry, as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and any supplement or amendment of this Plan in respect of the foregoing shall be deemed to not adversely affect the interests of the holders of Rights.
27.Exchange.
27.1Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust

Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series B Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.
27.2Exchange Procedures. Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3Insufficient Shares. The Company may at its option substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, (a) a number of shares of Series B Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2), (b) cash, (c) other equity securities of the Company or common stock equivalents, as such term is defined in Section 11.1.3, (d) debt securities of the Company, (e) other assets or (f) any combination of the foregoing (the items described in (a) through (f), the “Equivalent Exchange Assets”), in each case having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued and otherwise available for issuance to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, Equivalent Exchange Assets, which consideration shall have an aggregate current per share market price (determined pursuant to Section 11.4 hereof) equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4 hereof) as of the date of such exchange.
28.Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that either such transaction would be deemed an “Exempt Acquisition” or such Person would be deemed to be an “Exempt Person”, in each case, for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered or certified mail to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock aggregating 4.9% or more of the then outstanding shares of Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.
29.Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
30.Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).
31.Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, and the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law. Notwithstanding anything herein to the contrary, in no event shall a determination of the Board that may adversely affect the rights of the Rights Agent under this Plan be binding upon the Rights Agent without the express written consent of the Rights Agent, in its sole discretion.
32.Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
33.Governing Law. This Plan and each Rights Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
34.Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
35.Descriptive Headings; Interpretation. Headings of the sections of this Plan and of the exhibits hereto and the table of contents are for convenience of the parties hereto only and shall be given no substantive or interpretative effect whatsoever. As used in this Plan: (a) the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”; (b) the words “hereof”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Plan, unless otherwise specified, shall refer to this Plan as a whole and not to any particular provision of this Plan; (c) whenever this Plan refers to a number of days, such number shall refer to calendar days unless Business Days are specified; and (d) unless otherwise expressly provided herein, any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes, and includes any rules or regulations promulgated thereunder. The definitions contained in this Plan are applicable to the singular as well as the plural forms of such terms.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

UPLAND SOFTWARE, INC.
By: ____________________________
Name:
Title:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC
By: _____________________________
Name:
Title:

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
of
UPLAND SOFTWARE, INC.
(Pursuant to Section 151 of the
Delaware General Corporation Law)

Upland Software, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter called the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law at a meeting duly called and held on May 2, 2023.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board hereby creates a series of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1.Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred”) and the number of shares constituting the Series B Preferred shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into or exchangeable for Series B Preferred.

Section 2.Dividends and Distributions.
a.Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series B Preferred, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

b.No dividend or other distribution shall be paid on the Common Stock (other than a dividend payable in shares of Common Stock), unless the Corporation shall declare a dividend or distribution on the Series B Preferred as provided in paragraph (A) of this Section 2 immediately after it declares such dividend or distribution on the Common Stock.
c.Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.Voting Rights. The holders of shares of Series B Preferred shall have the following voting rights:
a.Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
b.Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
c.Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.Certain Restrictions.
a.Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends, or make any other distributions, on or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred, other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired; or (C) the redemption, purchase or other acquisition of shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock;
(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except dividends paid ratably on the Series B Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii)redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of stock ranking on a parity with the Series B Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
b.The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.Reacquired Shares. Any shares of Series B Preferred purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation of the Corporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.Liquidation, Dissolution or Winding Up.
a.Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred, unless, prior thereto, the holders of shares of Series B Preferred shall have received the greater of (x) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (y) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of Common Stock or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except distributions made ratably on the Series B Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred were entitled immediately prior to such event pursuant to clause (i)(y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.
b.In the event, however, that there are not sufficient assets available to permit payment in full of the amount set forth in clause (i) of paragraph (A) of this Section 6 and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred and the holders of such parity shares in proportion to their respective liquidation preferences.
c.Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common

Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.No Redemption. The Series B Preferred shall not be redeemable.

Section 9.Rank. The Series B Preferred shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series B Preferred.

Section 10.Amendment. At any time any shares of Series B Preferred are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred, voting separately as a single class.

Section 11.Fractional Shares. Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.
* * *
    In witness whereof, the undersigned has executed this Certificate of Designations on behalf of the Corporation this May 2, 2023.

UPLAND SOFTWARE, INC.
By: ________________________________
Name:
Title:

EXHIBIT B
Form of Rights Certificate

Certificate No. R-	_______ Rights
NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”)). THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) OR A TRANSFEREE THEREOF WILL BECOME NULL AND VOID.
Rights Certificate
UPLAND SOFTWARE, INC.
This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of [__], 2024, as the same may be amended from time to time (the “Plan”), between Upland Software, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on [__], 2027, at the offices of the Rights Agent, or its successor as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.0001 per share (the “Series B Preferred”), of the Company, at a purchase price of $15.25 per one one-thousandth of a share of Series B Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Series B Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [__], 2024, based on the Series B Preferred. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Series B Preferred (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.
If the Rights evidenced by this Rights Certificate are at any time beneficially owned by or transferred to any person who is or becomes an Acquiring Person or an Affiliate or Associate of an Acquiring Person (each as defined in the Plan) or certain transferees thereof, such Rights will become null and void and will no longer be transferrable.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Series B Preferred as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Rights Certificate at a redemption price of $0.0001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.
No fractional Series B Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series B Preferred which are integral multiples of one one-thousandth of a share of Series B Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series B Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Plan.
If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
This Rights Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company.
Dated as of __________, 20__.
UPLAND SOFTWARE, INC.

By
Name: Title:
Countersigned:
Broadridge Corporate Issuer Solutions, LLC,
as Rights Agent

By
Authorized Signature

Form of Reverse Side of Rights Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder
desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _______________________________________________________
hereby sells, assigns and transfers unto _____________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Please print name and address
of transferee)
_____________Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

Certificate
The undersigned hereby certifies that the Rights evidenced by this Rights Certificate (1) are not Beneficially Owned by, and are not being sold, assigned or transferred by or on behalf of, a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan), (2) are not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) were not acquired from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated: ________

Signature

FORM OF ELECTION TO PURCHASE
(To be executed if the registered holder desires to
exercise Rights represented by the Rights Certificate.)
To: UPLAND SOFTWARE, INC.
The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Rights Certificate to purchase the Series B Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

Certificate
The undersigned hereby certifies that the Rights evidenced by this Rights Certificate (1) are not Beneficially Owned by, and are not being sold, assigned or transferred by or on behalf of, a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan), (2) are not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) were not acquired from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated: ______

Signature

NOTICE
The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

UPLAND SOFTWARE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM ET on * 2024. Have your proxy card in hand when accessing the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM ET on * 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V48536-P07491

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UPLAND SOFTWARE, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of two Class I Directors

Nominees:	For	Withhold
1a. Stephen E. Courter	☐	☐
1b. Teresa Miles Walsh	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

V48537-P07491

UPLAND SOFTWARE, INC.
Annual Meeting of Stockholders
* , 2024 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Michael D. Hill and Matthew H. Smith, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Upland Software, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Central Daylight Time on * , 2024, at 401 Congress Ave., Suite 1850, Austin, Texas 78701, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side